As filed with the Securities and Exchange Commission on September 9, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.       REPORTS TO SHAREHOLDERS.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust
Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2011

B0731 08/11

Balanced Portfolio Commentary

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio posted a 6.14% return for the six months ended June 30, 2011. The Portfolio's equity component outperformed the Russell Midcap® Growth Index. The Portfolio's fixed income component outperformed the Barclays Capital 1-3 Year U.S. Government/Credit Index for the period.

Equities

For the first half of 2011, market performance across the equity spectrum was strong, even considering the ongoing rotation between "risk on" and "risk off" investor sentiment. Growth outperformed value, and mid-cap growth outperformed both large- and small-cap growth during the period. Earnings continued to be strong in the mid-cap growth space, across economic sectors. In our view, mid-cap companies are often in the economic "sweet spot," offering new products or services in the right marketplaces. The first half of the year also provided a favorable environment for fundamentals-driven quality growth managers.

From an economic perspective, the year started out very strong, but appeared to hit a soft patch during the second quarter due to a number of factors, including continued weakness in Europe along with renewed worry about the region's sovereign debt crisis, significant global supply chain disruptions that followed the earthquake in Japan, the Chinese government's purposeful slowing of that country's robust economy, and the heightened pressures of rising commodity prices, particularly oil.

These factors plus ongoing malaise on the housing market and a lack of significant improvement in unemployment negatively impacted investor sentiment. Regarding unemployment, while merger and acquisition activity and capital investments have picked up, companies have remained reluctant to hire—a situation we think will continue to weigh on the market.

Throughout most of the reporting period, the Portfolio's equity component maintained above-benchmark weightings in Information Technology (IT), Energy, Industrials, and Health Care; and underweights in Consumer Discretionary and Staples, Materials, and Financials. Although Portfolio holdings did not significantly change, at the end of June the annual rebalancing of the Russell MidCap Growth Index accentuated the Portfolio's underweight relative to the benchmark in Materials, moved the Portfolio from an overweight to underweight position in Energy, and increased its overweight in IT.

During the period, stock selection was beneficial to performance versus the benchmark, with positive contributions coming primarily from within the Energy, Industrials, IT and, to a lesser extent, Health Care sectors. Stock selection within Consumer Discretionary, Consumer Staples and Financials detracted from results.

Going into the second half of the year, the Portfolio's equity component remains overweighted in IT, Industrials and Health Care and underweighted in Consumer stocks and Financials, positioning we expect to maintain. After the benchmark's rebalancing, the Portfolio is close to neutral in Energy, although we expect the sector to become an overweight later in the year.

We are cautiously optimistic about the equity market. We anticipate earnings will remain strong but to decelerate somewhat during the remainder of the year, and that economic growth will remain subdued. In our opinion, this type of environment plays to our strengths. In the past, quality has typically shined when investors have been discriminating and mindful of risk, and stock picking has had the potential to add value. We continue to focus on identifying quality growth companies with innovative products or services, global aspirations, and exceptional cash flows and top-line growth, with the management teams, strategic positions, operating models, and financial strength needed to continue to succeed in a competitive global economy.

Fixed Income

The first and second halves of the reporting period were a study in contrasts for the U.S. fixed income market. When the period began, there were general expectations for a strengthening economy and inflationary concerns given sharply

1

higher oil and food prices. Despite a host of geopolitical issues, Treasury yields moved higher (and Treasury prices moved lower) during the first half of the reporting period and non-Treasury fixed income securities generally produced solid returns. However, as the economy stumbled in the second half of the period, investors' risk aversion increased as they flocked to the perceived safety of Treasuries. In contrast, most non-Treasury securities generated relatively weak results compared with their Treasury counterparts.

Given the dramatic shift in investor sentiment, many of the strategies that initially supported the Portfolio's fixed income component, in particular its overweight, relative to the benchmark, in non-Treasury securities, gave back a portion of their gains as the reporting period progressed. For example, while the Portfolio's exposure to investment grade corporate bonds contributed to performance for the reporting period as a whole, their spreads (the difference in yield between Treasuries and other bond sectors) widened in May and June.

The non-agency mortgage-backed security (MBS) sector was also adversely impacted by the flight to quality during the second half of the period, as it served to temper investor demand. Exacerbating the situation was a glut of new supply, which flooded the market at a time when risk aversion was peaking. All told, the Portfolio's non-agency MBS exposure detracted from results during the reporting period.

Also impacting the Portfolio's performance was its duration and yield curve positioning. Having a shorter duration than the benchmark was not rewarded as interest rates declined during the reporting period. However, this was more than offset by the positives associated with the Portfolio's positioning on the yield curve.

A number of adjustments were made to the Portfolio's fixed income component during the reporting period. We significantly reduced exposure to Treasury securities as two-year rates fell to a near record low in June. The proceeds were diversified into a number of sectors that we felt offered better value, including agency MBS, commercial mortgage-backed securities, fixed-rate asset-backed securities and, to a lesser extent, investment grade corporate bonds. In addition, given the extremely low interest rate environment, we further reduced the Portfolio's duration in early June and moved even further shorter than the benchmark.

Looking ahead, while most spread sectors lagged Treasuries during the second quarter, we feel that they remain attractive given our expectations for a continued economic expansion, manageable core inflation and low short-term rates. We are also comfortable maintaining our current exposure in non-agency MBS. While their prices have weakened in recent months, in our view, they offer attractive risk-adjusted yields.

Sincerely,

Kenneth J. Turek, Thomas Sontag
Michael Foster and Richard Grau
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks and in investment grade bonds and other debt securities from U.S. government and corporate issuers are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Portfolio are subject to change.

2

Balanced Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	4.4%
Common Stock	66.8
Corporate Debt	9.8
Mortgage-Backed Securities	12.6
U.S. Treasury Securities	2.4
Short-Term Investments	4.0
Liabilities, less cash, receivables and
other assets	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/11
	Date	06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Balanced Portfolio Class I	02/28/1989	6.14%	24.74%	2.75%	2.79%	6.83%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index2		0.86%	1.34%	4.14%	3.61%	5.54%
Barclays Capital 1-3 Year U.S. Government/ Credit Index2**		1.05%	1.90%	4.52%	4.01%	5.76%
Russell Midcap® Growth Index2		9.59%	43.25%	6.28%	5.52%	10.51%
Russell Midcap® Index2		8.08%	38.47%	5.30%	7.59%	11.56%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 02/28/1989.

**The Fund's broad-based index used for comparison purposes has been changed from the BofA Merrill Lynch 1-3 Year U.S. Treasury Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index because the new index more closely resembles the characteristics of the Fund's fixed income investments.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 1.93% for Class I shares (prior to any fee waivers or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.86% for Class I shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. The BofA Merrill Lynch 1-3 Year U.S.Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described indices and may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who may manages one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class I	$1,000.00	$1,061.40	$9.46
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Balanced Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (66.8%)
Aerospace & Defense (1.8%)
2,400	BE Aerospace	$97,944	*
1,562	HEICO Corp.	85,504
800	Precision Castparts	131,720
		315,168
Air Freight & Logistics (0.7%)
1,500	C.H. Robinson Worldwide	118,260
Auto Components (1.5%)
1,750	BorgWarner, Inc.	141,383	*
3,900	Gentex Corp.	117,897
		259,280
Biotechnology (0.8%)
3,000	Alexion Pharmaceuticals	141,090	*
Capital Markets (1.1%)
1,300	Affiliated Managers Group	131,885	*
1,875	Stifel Financial	67,238	*
		199,123
Chemicals (1.1%)
1,650	Airgas, Inc.	115,566
1,000	Sigma-Aldrich	73,380
		188,946
Commercial Services & Supplies (1.3%)
2,500	Stericycle, Inc.	222,800	*
Communications Equipment (0.8%)
1,250	Acme Packet	87,663	*
1,900	Juniper Networks	59,850	*
		147,513
Computers & Peripherals (0.7%)
2,300	NetApp, Inc.	121,394	*
Diversified Financial Services (1.3%)
1,000	IntercontinentalExchange Inc.	124,710	*
2,900	MSCI Inc. Class A	109,272	*
		233,982
Electrical Equipment (3.3%)
3,500	AMETEK, Inc.	157,150
1,400	Polypore International	94,976	*
1,750	Roper Industries	145,775
4,800	Sensata Technologies Holding	180,720	*
		578,621

NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (2.4%)
1,900	Amphenol Corp. Class A	$102,581
4,000	National Instruments	118,760
3,800	Trimble Navigation	150,632	*
1,500	Universal Display	52,635	*
		424,608
Energy Equipment & Services (3.5%)
1,250	CARBO Ceramics	203,687
3,000	Complete Production Services	100,080	*
1,700	Core Laboratories N.V.	189,618
1,500	Oil States International	119,865	*
		613,250
Food & Staples Retailing (0.5%)
1,350	Whole Foods Market	85,658
Food Products (0.7%)
1,700	Mead Johnson Nutrition	114,835
Health Care Equipment & Supplies (2.6%)
1,900	Edwards Lifesciences	165,642	*
250	Intuitive Surgical	93,028	*
3,800	NxStage Medical	79,116	*
3,550	Volcano Corp.	114,629	*
		452,415
Health Care Providers & Services (1.5%)
2,000	Catalyst Health Solutions	111,640	*
1,950	HMS Holdings	149,896	*
		261,536
Health Care Technology (1.5%)
2,800	Cerner Corp.	171,108	*
1,000	Quality Systems	87,300
		258,408
Hotels, Restaurants & Leisure (1.3%)
2,000	Arcos Dorados Holdings Class A	42,180
300	Chipotle Mexican Grill	92,457	*
2,150	Hyatt Hotels Class A	87,763	*
		222,400
Household Products (0.6%)
2,800	Church & Dwight	113,512
Internet Software & Services (0.8%)
1,900	Rackspace Hosting	81,206	*
1,250	WebMD Health	56,975	*
		138,181

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
IT Services (2.1%)
2,300	Cognizant Technology Solutions Class A	$168,682	*
3,800	Sapient Corp.	57,114	*
3,250	VeriFone Systems	144,137	*
		369,933
Life Science Tools & Services (1.0%)
1,300	Illumina, Inc.	97,695	*
750	Waters Corp.	71,805	*
		169,500
Machinery (2.8%)
1,300	Cummins Inc.	134,537
2,400	Danaher Corp.	127,176
2,000	Donaldson Co.	121,360
1,900	Pall Corp.	106,837
		489,910
Media (1.5%)
2,200	Discovery Communications Class A	90,112	*
2,650	Focus Media Holding ADR	82,415	*
2,000	Scripps Networks Interactive Class A	97,760
		270,287
Metals & Mining (0.5%)
1,000	Cliffs Natural Resources	92,450
Multiline Retail (1.8%)
2,900	Dollar Tree	193,198	*
2,400	Nordstrom, Inc.	112,656
		305,854
Oil, Gas & Consumable Fuels (2.5%)
1,350	Cabot Oil & Gas	89,518
2,000	Concho Resources	183,700	*
2,000	Denbury Resources	40,000	*
2,100	Whiting Petroleum	119,511	*
		432,729
Pharmaceuticals (2.6%)
1,900	Medicis Pharmaceutical Class A	72,523
1,750	Perrigo Co.	153,772
1,900	Salix Pharmaceuticals	75,677	*
2,150	Watson Pharmaceuticals	147,770	*
		449,742
Professional Services (0.8%)
3,800	Verisk Analytics Class A	131,556	*
Real Estate Management & Development (0.8%)
1,500	Jones Lang LaSalle	141,450

NUMBER OF SHARES		VALUE†
Road & Rail (0.8%)
2,800	J.B. Hunt Transport Services	$131,852
Semiconductors & Semiconductor Equipment (2.3%)
4,300	Avago Technologies	163,400
1,500	Cavium Inc.	65,385	*
3,300	Microchip Technology	125,103
2,000	NXP Semiconductors	53,460	*
		407,348
Software (8.4%)
2,800	ANSYS, Inc.	153,076	*
1,900	Ariba, Inc.	65,493	*
1,250	BMC Software	68,375	*
2,150	Check Point Software Technologies	122,228	*
1,900	Citrix Systems	152,000	*
3,550	Informatica Corp.	207,426	*
1,900	MICROS Systems	94,449	*
3,400	QLIK Technologies	115,804	*
1,900	RealD Inc.	44,441	*
1,000	Red Hat	45,900	*
3,300	Rovi Corp.	189,288	*
850	Salesforce.com, Inc.	126,633	*
1,500	Solera Holdings	88,740
		1,473,853
Specialty Retail (3.5%)
2,400	Bed Bath & Beyond	140,088	*
2,900	Dick's Sporting Goods	111,505	*
1,900	O'Reilly Automotive	124,469	*
1,900	Ross Stores	152,228
1,250	Tractor Supply	83,600
		611,890
Textiles, Apparel & Luxury Goods (1.2%)
1,750	Coach, Inc.	111,878
1,500	Phillips-Van Heusen	98,205
		210,083
Trading Companies & Distributors (2.1%)
5,200	Fastenal Co.	187,148
1,400	MSC Industrial Direct Class A	92,834
1,500	WESCO International	81,135	*
		361,117
Wireless Telecommunication Services (2.3%)
1,900	American Tower Class A	99,427	*
3,300	NII Holdings	139,854	*
4,100	SBA Communications Class A	156,579	*
		395,860
	Total Common Stocks (Cost $7,330,316)	11,656,394

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (2.4%)
$200,000	U.S. Treasury Bills, 0.07%, due 12/22/11	$199,933
215,000	U.S. Treasury Notes, 2.00%, due 11/30/13	222,155
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $420,392)	422,088
Mortgage-Backed Securities (12.6%)
Adjustable Alt-B Mixed Balance (0.4%)
86,242	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.69%, due 7/25/35	64,770	µ
Adjustable Jumbo Balance (0.8%)
197,925	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 2.99%, due 4/19/36	144,065	µ
Adjustable Mixed Balance (2.0%)
197,359	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.75%, due 5/25/34	179,438	µ
210,616	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.75%, due 11/25/35	169,073	µ
11,313	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.32%, due 6/19/34	8,885	µ
		357,396
Commercial Mortgage-Backed (3.9%)
148,615	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	153,209
50,000	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	53,037	µ
18,876	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.37%, due 1/15/46	19,764	µ
217,005	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/16/46	218,602	ñ
70,631	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	72,230	ñ
85,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	86,852	µ
71,650	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	73,164	ñ
		676,858
Mortgage-Backed Non-Agency (0.8%)
89,910	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	95,977	ñ
46,225	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	47,760	ñ
		143,737
Fannie Mae (2.4%)
155,394	Pass-Through Certificates, 5.50%, due 7/1/38	168,195
139,039	Pass-Through Certificates, 6.00%, due 10/1/38	152,844
87,377	Whole Loan, Ser. 2004-W8, Class PT, 11.33%, due 6/25/44	97,186	µ
		418,225
Freddie Mac (2.3%)
118,203	Pass-Through Certificates, 8.00%, due 11/1/26	135,116
88,902	Pass-Through Certificates, 8.50%, due 10/1/30	102,600
150,000	Pass-Through Certificates, 5.50%, due 11/1/37	162,404
		400,120
	Total Mortgage-Backed Securities (Cost $2,318,209)	2,205,171

See Notes to Schedule of Investments

8

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (9.8%)
Banks (4.0%)
$75,000	Bank of America Corp., Senior Unsecured Notes, 6.25%, due 4/15/12	$77,982
105,000	Citigroup, Inc., Senior Unsecured Notes, 6.00%, due 12/13/13	114,164
125,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.60%, due 1/15/12	128,860
135,000	JP Morgan Chase & Co., Senior Unsecured Medium-Term Notes, 2.05%, due 1/24/14	136,005
110,000	Morgan Stanley, Senior Unsecured Notes, 2.88%, due 1/24/14	111,312
125,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	126,357
		694,680
Beverages (0.5%)
75,000	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	81,313
Diversified Financial Services (2.0%)
85,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	91,506
35,000	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	36,045
45,000	Caterpillar Financial Services Corp., Senior Notes, 1.65%, due 4/1/14	45,531
35,000	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	35,349	ñ
145,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 5.00%, due 4/10/12	150,042
		358,473
Food (0.2%)
31,000	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	32,547
Insurance (0.3%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	50,444
Media (1.3%)
65,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	71,150
70,000	NBC Universal, Inc., Senior Unsecured Notes, 2.10%, due 4/1/14	70,929	ñ
75,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	78,403
		220,482
Office/Business Equipment (0.4%)
60,000	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	62,383
Retail (0.3%)
55,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	60,101
Telecommunications (0.8%)
70,000	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	70,724
70,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	71,139
		141,863
	Total Corporate Debt Securities (Cost $1,676,582)	1,702,286
Asset-Backed Securities (4.4%)
100,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.34%, due 4/25/36	65,228	µ
141,666	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.32%, due 10/25/36	75,636	µ
75,000	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	75,103
75,000	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	75,469
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.45%, due 2/25/37	85,802	µ
175,000	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	175,542
125,000	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	125,607

See Notes to Schedule of Investments

9

PRINCIPAL AMOUNT		VALUE†
$18,934	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.28%, due 11/25/36	$18,093	µ
97,216	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.42%, due 1/25/36	68,760	µ
	Total Asset-Backed Securities (Cost $1,000,075)	765,240
NUMBER OF SHARES
Short-Term Investments (4.0%)
705,081	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $705,081)	705,081
	Total Investments (100.0%) (Cost $13,450,655)	17,456,260	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(5,734)
	Total Net Assets (100.0%)	$17,450,526

See Notes to Schedule of Investments

10

Notes to Schedule of Investments Balanced Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

11

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$11,656,394	$—	$—	$11,656,394
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	422,088	—	422,088
Mortgage-Backed Securities^	—	2,205,171	—	2,205,171
Corporate Debt Securities^	—	1,702,286	—	1,702,286
Asset-Backed Securities	—	765,240	—	765,240
Short-Term Investments	—	705,081	—	705,081
Total Investments	$11,656,394	$5,799,866	$—	$17,456,260

See Notes to Financial Statements

12

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $13,509,782. Gross unrealized appreciation of investments was $4,399,563 and gross unrealized depreciation of investments was $453,085, resulting in net unrealized appreciation of $3,946,478, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2011 and their final maturity dates.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2011, these securities amounted to $614,011 or 3.5% of net assets for the Fund.

See Notes to Financial Statements

13

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$17,456,260
Cash	1
Foreign currency	10,821
Dividends and interest receivable	44,356
Receivable for securities sold	142,235
Receivable for Fund shares sold	993
Prepaid expenses and other assets	1,611
Total Assets	17,656,277
Liabilities
Payable for securities purchased	101,367
Payable for Fund shares redeemed	57,970
Payable to investment manager (Note B)	7,712
Payable to administrator—net (Note B)	7,867
Accrued expenses and other payables	30,835
Total Liabilities	205,751
Net Assets at value	$17,450,526
Net Assets consist of:
Paid-in capital	$15,450,562
Undistributed net investment income (loss)	(27,749)
Accumulated net realized gains (losses) on investments	(1,979,027)
Net unrealized appreciation (depreciation) in value of investments	4,006,740
Net Assets at value	$17,450,526
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,552,639
Net Asset Value, offering and redemption price per share	$11.24
*Cost of Investments:
Unaffiliated issuers	$13,450,655
Total cost of foreign currency	$9,686

See Notes to Financial Statements

14

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$23,041
Interest income—unaffiliated issuers	67,065
Foreign taxes withheld	(146)
Total income	$89,960
Expenses:
Investment management fees (Note B)	48,185
Administration fees (Note B)	26,283
Audit fees	21,826
Custodian fees (Note A)	14,378
Insurance expense	671
Legal fees	4,787
Registration and filing fees	250
Reimbursement of expenses previously assumed by Management (Note B)	8,577
Shareholder reports	8,990
Trustees' fees and expenses	27,275
Miscellaneous	861
Total expenses	162,083
Expenses reduced by custodian fee expense offset arrangement (Note A)	(3)
Total net expenses	162,080
Net investment income (loss)	$(72,120)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	879,740
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	247,738
Foreign currency	325
Net gain (loss) on investments	1,127,803
Net increase (decrease) in net assets resulting from operations	$1,055,683

See Notes to Financial Statements

15

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(72,120)	$(60,276)
Net realized gain (loss) on investments	879,740	289,726
Change in net unrealized appreciation (depreciation) of investments	248,063	2,661,938
Net increase (decrease) in net assets resulting from operations	1,055,683	2,891,388
Distributions to Shareholders From (Note A):
Net investment income	—	(163,192)
From Fund Share Transactions (Note D):
Proceeds from shares sold	202,979	390,902
Proceeds from reinvestment of dividends and distributions	—	163,192
Payments for shares redeemed	(1,360,081)	(2,144,729)
Net increase (decrease) from Fund share transactions	(1,157,102)	(1,590,635)
Net Increase (Decrease) in Net Assets	(101,419)	1,137,561
Net Assets:
Beginning of period	17,551,945	16,414,384
End of period	$17,450,526	$17,551,945
Undistributed net investment income (loss) at end of period	$(27,749)	$44,371

See Notes to Financial Statements

16

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $9,475.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

17

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

Distributions Paid From:
Ordinary Income		Total
2010	2009	2010	2009
$163,192	$502,617	$163,192	$502,617

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$44,371	$3,674,375	$(2,774,465)	$944,281

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, post October loss deferrals and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$2,723,032

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $237,164.

The Fund had $13,496,847 of capital loss carryforwards that expired during the year ended December 31, 2010.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

18

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2010, the Fund elected to defer $51,433 of net capital losses arising between November 1, 2010 and December 31, 2010.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, as the market price of the financial

19

futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2011, the Fund did not enter into any financial futures contracts.

Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2011 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $3.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months

20

ended June 30, 2011, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, the Fund reimbursed Management $8,577, under its contractual expense limitation. At June 30, 2011, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2012	2013	Total
$18,791	$11,078	$29,869

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities) for the six months ended June 30, 2011 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$1,425,866	$3,376,968	$2,963,204	$3,402,760

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	18,484	40,424
Shares Issued on Reinvestment of Dividends and Distributions	—	16,551
Shares Redeemed	(123,018)	(224,488)
Total	(104,534)	(167,513)

21

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

22

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.59		$9.00	$7.58	$13.08	$11.44	$10.42
Income From Investment Operations:
Net Investment Income (Loss)‡	(.04)		(.03)	.05	.09	.12	.11
Net Gains or Losses on Securities (both realized and unrealized)	.69		1.72	1.65	(5.17)	1.67	1.00
Total From Investment Operations	.65		1.69	1.70	(5.08)	1.79	1.11
Less Distributions From:
Net Investment Income	—		(.10)	(.28)	(.42)	(.15)	(.09)
Net Asset Value, End of Period	$11.24		$10.59	$9.00	$7.58	$13.08	$11.44
Total Return††	6.14	%**	18.83%	22.47%	(39.15)%	15.60%	10.67%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$17.5		$17.6	$16.4	$15.5	$78.4	$72.3
Ratio of Gross Expenses to Average Net Assets#	1.85	%*	1.85%	1.86%	1.29%	1.16%	1.19%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.86%	1.29%	1.16%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.82	)%*	(.37)%	.66%	.81%	1.00%	1.01%
Portfolio Turnover Rate	28	%**	58%	85%	57%	54%	62%

See Notes to Financial Highlights

23

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
2010	2009	2008	2007	2006
1.92%	2.04%	1.29%	1.16%	1.18%

  After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2011
1.75%

*  Annualized.

**  Not annualized.

24

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

25

Neuberger Berman
Advisers Management Trust
Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2011

B0732 08/11

Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I provided a 9.51% return for the six months ended June 30, 2011. Its benchmark, the Russell Midcap® Growth Index, returned 9.59% for the period.

For the first half of 2011, market performance across the equity spectrum was strong, even considering the ongoing rotation between "risk on" and "risk off" investor sentiment. Growth outperformed value, and mid-cap growth outperformed both large- and small-cap growth during the period. Earnings continued to be strong in the mid-cap growth space, across economic sectors. In our view, mid-cap companies are often in the economic "sweet spot," offering new products or services in the right marketplaces. The first half of the year also provided, in our view, a favorable environment for fundamentals-driven quality growth managers.

From an economic perspective, the year started out very strong, but appeared to hit a soft patch during the second quarter due to a number of factors—including continued weakness in Europe along with renewed worry about the region's sovereign debt crisis, significant global supply chain disruptions that followed the earthquake in Japan, the Chinese government's purposeful slowing of that country's robust economy, and the heightened pressures of rising commodity prices, particularly oil.

These factors plus ongoing malaise on the housing market and a lack of significant improvement in unemployment negatively impacted investor sentiment. Regarding unemployment, while merger and acquisition activity and capital investment have picked up, companies have remained reluctant to hire—a situation we think will continue to weigh on the market. On the other hand, we are impressed by the market's and economic recovery's resilience in overcoming the turmoil in the Middle East, the crisis in Japan and the end of the latest round of quantitative easing, or QE2.

Throughout most of the reporting period, the Portfolio maintained above-benchmark weightings in Information Technology (IT), Energy, Industrials, and Health Care; and underweights in Consumer Discretionary and Staples stocks, Materials, and Financials. Although Portfolio holdings did not significantly change, at the end of June the annual rebalancing of the Russell Midcap Growth Index accentuated the Portfolio's underweight relative to the benchmark in Materials, moved the Portfolio from an overweight to underweight position in Energy, and increased its overweight in IT.

During the period, stock selection was beneficial to performance versus the benchmark, with positive contributions coming primarily from within the Energy, Industrials, IT and, to a lesser extent, Health Care sectors. Stock selection within Consumer Discretionary, Consumer Staples and Financials detracted from results.

Within Energy, our strongest sector, CARBO Ceramics was a standout, and Core Laboratories also performed well. CARBO continues to benefit from increased horizontal drilling activity in North America, seeing strong demand from both oil and gas producers. Core Labs, which provides analysis of oil and gas reservoirs as well as tools for increasing production efficiency, also experienced strong demand.

Information Technology, the largest single sector weighting in the Portfolio, included outperformers Varian Semiconductor, Informatica and Avago Technologies. We sold Varian Semiconductor, whose ion implant equipment enables higher performance chips, after Applied Materials announced it was acquiring the company at a significant premium. Informatica, a data integration tools company helping businesses turn unstructured data into useful, economically valuable information, was also strong. Avago, a diversified semiconductor company, continued to benefit from the growth of smart phones and their continued penetration into other consumer and network devices.

Disappointments within IT included Dolby Laboratories and F5 Networks, both of which were sold. We grew concerned about Dolby, a long-term holding, because of its lack of exposure to the growing tablet computer market. F5, a company that helps optimize network-based application delivery, declined on a modestly disappointing first quarter. After a year of strong performance, we decided to sell the stock to realize a profit.

In Consumer Discretionary, our weakest sector on a relative basis, WMS Industries and Urban Outfitters detracted from results and were sold. WMS is a leader in video gambling machines, but the economic downturn hurt the gaming

1

industry, causing delays in the product replacement cycle. Urban Outfitters, a relatively long-term holding, suffered missteps in the current fashion cycle and underwent some management changes.

Going into the second half of the year, the Portfolio remains overweighted in IT, Industrials, Telecommunication Services, and Health Care and underweighted in Consumer Discretionary, Consumer Staples and Financials, positioning we currently expect to maintain. After the benchmark's rebalancing, the Portfolio is slightly underweight in Energy, although we expect the sector to become an overweight later in the year. Key themes within the Portfolio continue to include mobile and digital media, cloud computing, health care cost savings, onshore oil and gas exploration, and a bifurcated high-end/low-end approach to retail survivors.

After a very good first half, we are cautiously optimistic about the market. We anticipate earnings to remain strong but to decelerate somewhat during the remainder of the year, and that economic growth will remain subdued. In our opinion, this type of environment plays to our strengths. In the past, quality has typically shined when investors have been discriminating and mindful of risk, and stock picking has had the potential to add value. In our view, valuations remain attractive, even after this period's run. We continue to focus on identifying quality growth companies with innovative products or services, global aspirations, and exceptional cash flows and top-line growth, with the management teams, strategic positions, operating models, and financial strength needed to continue to succeed in a competitive global economy.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Growth Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.6%
Consumer Staples	3.0
Energy	8.4
Financials	5.2
Health Care	15.0
Industrials	19.0
Information Technology	26.3
Materials	2.4
Telecommunication Services	3.4
Short-Term Investments	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/11
	Date	06/30/11	1 Year	5 Years	10 Years	Life of Fund*
Growth Portfolio Class I	09/10/1984	9.51%	42.62%	6.75%	4.25%	9.27%
Russell Midcap® Growth Index2		9.59%	43.25%	6.28%	5.52%	N/A
Russell Midcap® Index2		8.08%	38.47%	5.30%	7.59%	12.51%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 09/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 2.64% for Class I shares (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.85% for Class I shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described index and may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class I	$1,000.00	$1,095.10	$9.61
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.3%)
Aerospace & Defense (1.7%)
1,900	BE Aerospace	$77,539	*
1,250	HEICO Corp.	68,425
		145,964
Air Freight & Logistics (1.1%)
1,150	C.H. Robinson Worldwide	90,666
Auto Components (1.9%)
1,000	BorgWarner, Inc.	80,790	*
2,800	Gentex Corp.	84,644
		165,434
Biotechnology (1.1%)
2,000	Alexion Pharmaceuticals	94,060	*
Capital Markets (1.9%)
1,100	Affiliated Managers Group	111,595	*
1,350	Stifel Financial	48,411	*
		160,006
Chemicals (1.6%)
1,200	Airgas, Inc.	84,048
750	Sigma-Aldrich	55,035
		139,083
Commercial Services & Supplies (1.9%)
1,800	Stericycle, Inc.	160,416	*
Communications Equipment (1.4%)
1,000	Acme Packet	70,130	*
1,500	Juniper Networks	47,250	*
		117,380
Computers & Peripherals (1.1%)
1,800	NetApp, Inc.	95,004	*
Diversified Financial Services (2.0%)
750	IntercontinentalExchange Inc.	93,533	*
2,050	MSCI Inc. Class A	77,244	*
		170,777
Electrical Equipment (4.8%)
2,500	AMETEK, Inc.	112,250
1,000	Polypore International	67,840	*
1,500	Roper Industries	124,950
2,900	Sensata Technologies Holding	109,185	*
		414,225

NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (3.0%)
1,550	Amphenol Corp. Class A	$83,685
2,500	National Instruments	74,225
2,600	Trimble Navigation	103,064	*
		260,974
Energy Equipment & Services (4.9%)
900	CARBO Ceramics	146,655
2,000	Complete Production Services	66,720	*
1,000	Core Laboratories	111,540
1,250	Oil States International	99,887	*
		424,802
Food & Staples Retailing (0.7%)
1,000	Whole Foods Market	63,450
Food Products (1.2%)
1,500	Mead Johnson Nutrition	101,325
Health Care Equipment & Supplies (3.8%)
1,250	Edwards Lifesciences	108,975	*
200	Intuitive Surgical	74,422	*
2,700	NxStage Medical	56,214	*
2,700	Volcano Corp.	87,183	*
		326,794
Health Care Providers & Services (2.4%)
1,500	Catalyst Health Solutions	83,730	*
1,650	HMS Holdings	126,836	*
		210,566
Health Care Technology (2.2%)
2,000	Cerner Corp.	122,220	*
800	Quality Systems	69,840
		192,060
Hotels, Restaurants & Leisure (1.8%)
1,500	Arcos Dorados Holdings Class A	31,635
200	Chipotle Mexican Grill	61,638	*
1,500	Hyatt Hotels Class A	61,230	*
		154,503
Household Products (1.1%)
2,400	Church & Dwight	97,296
Industrial Conglomerates (1.2%)
1,900	Danaher Corp.	100,681
Internet Software & Services (1.3%)
1,500	Rackspace Hosting	64,110	*
1,000	WebMD Health	45,580	*
		109,690

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
IT Services (3.2%)
1,800	Cognizant Technology Solutions Class A	$132,012	*
2,700	Sapient Corp.	40,581	*
2,300	VeriFone Systems	102,005	*
		274,598
Life Science Tools & Services (1.4%)
1,000	Illumina, Inc.	75,150	*
500	Waters Corp.	47,870	*
		123,020
Machinery (3.2%)
950	Cummins Inc.	98,315
1,500	Donaldson Co.	91,020
1,550	Pall Corp.	87,157
		276,492
Media (2.4%)
1,650	Discovery Communications Class A	67,584	*
1,900	Focus Media Holding ADR	59,090	*
1,600	Scripps Networks Interactive Class A	78,208
		204,882
Metals & Mining (0.8%)
700	Cliffs Natural Resources	64,715
Multiline Retail (2.5%)
1,900	Dollar Tree	126,578	*
1,900	Nordstrom, Inc.	89,186
		215,764
Oil, Gas & Consumable Fuels (3.5%)
1,000	Cabot Oil & Gas	66,310
1,300	Concho Resources	119,405	*
1,500	Denbury Resources	30,000	*
1,500	Whiting Petroleum	85,365	*
		301,080
Pharmaceuticals (4.0%)
1,500	Medicis Pharmaceutical Class A	57,255
1,250	Perrigo Co.	109,837
1,500	Salix Pharmaceuticals	59,745	*
1,700	Watson Pharmaceuticals	116,841	*
		343,678
Professional Services (1.0%)
2,400	Verisk Analytics Class A	83,088	*

NUMBER OF SHARES		VALUE†
Real Estate Management & Development (1.3%)
1,200	Jones Lang LaSalle	$113,160
Road & Rail (1.1%)
2,100	J.B. Hunt Transport Services	98,889
Semiconductors & Semiconductor Equipment (3.6%)
3,400	Avago Technologies	129,200
1,000	Cavium Inc.	43,590	*
2,600	Microchip Technology	98,566
1,500	NXP Semiconductors	40,095	*
		311,451
Software (12.7%)
2,000	ANSYS, Inc.	109,340	*
1,500	Ariba, Inc.	51,705	*
1,000	BMC Software	54,700	*
1,650	Check Point Software Technologies	93,802	*
1,500	Citrix Systems	120,000	*
2,700	Informatica Corp.	157,761	*
1,650	MICROS Systems	82,021	*
2,300	QLIK Technologies	78,338	*
1,250	RealD Inc.	29,238	*
750	Red Hat	34,425	*
2,150	Rovi Corp.	123,324	*
600	Salesforce.com, Inc.	89,388	*
1,250	Solera Holdings	73,950
		1,097,992
Specialty Retail (5.3%)
1,600	Bed Bath & Beyond	93,392	*
2,100	Dick's Sporting Goods	80,745	*
1,500	O'Reilly Automotive	98,265	*
1,500	Ross Stores	120,180
1,000	Tractor Supply	66,880
		459,462
Textiles, Apparel & Luxury Goods (1.7%)
1,150	Coach, Inc.	73,520
1,100	Phillips-Van Heusen	72,017
		145,537
Trading Companies & Distributors (3.1%)
3,800	Fastenal Co.	136,762
1,000	MSC Industrial Direct Class A	66,310
1,250	WESCO International	67,612	*
		270,684

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Wireless Telecommunication Services (3.4%)
1,500	American Tower Class A	$78,495	*
2,350	NII Holdings	99,593	*
2,950	SBA Communications Class A	112,660	*
		290,748
	Total Common Stocks (Cost $5,172,384)	8,470,396
Short-Term Investments (1.7%)
144,426	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $144,426)	144,426
	Total Investments (100.0%) (Cost $5,316,810)	8,614,822	##
	Cash, receivables and other assets, less liabilities (0.0%)	983
	Total Net Assets (100.0%)	$8,615,805

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Growth Portfolio

(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

9

Notes to Schedule of Investments Growth Portfolio

(Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,470,396	$—	$—	$8,470,396
Short-Term Investments	—	144,426	—	144,426
Total Investments	$8,470,396	$144,426	$—	$8,614,822

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $5,322,171. Gross unrealized appreciation of investments was $3,330,099 and gross unrealized depreciation of investments was $37,448, resulting in net unrealized appreciation of $3,292,651, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,614,822
Dividends and interest receivable	1,597
Receivable for securities sold	68,054
Receivable for Fund shares sold	247
Receivable from Management—net (Note B)	5,989
Prepaid expenses and other assets	5,042
Total Assets	8,695,751
Liabilities
Payable for securities purchased	39,872
Payable for Fund shares redeemed	3,981
Payable to investment manager (Note B)	3,699
Accrued expenses and other payables	32,394
Total Liabilities	79,946
Net Assets at value	$8,615,805
Net Assets consist of:
Paid-in capital	$15,873,547
Undistributed net investment income (loss)	(60,637)
Accumulated net realized gains (losses) on investments	(10,495,117)
Net unrealized appreciation (depreciation) in value of investments	3,298,012
Net Assets at value	$8,615,805
Shares Outstanding ($.001 par value; unlimited shares authorized)	422,840
Net Asset Value, offering and redemption price per share	$20.38
*Cost of Investments:
Unaffiliated issuers	$5,316,810

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,719
Interest income—unaffiliated issuers	28
Foreign taxes withheld	(82)
Total income	$17,665
Expenses:
Investment management fees (Note B)	23,258
Administration fees (Note B)	12,686
Audit fees	20,809
Custodian fees (Note A)	7,063
Legal fees	2,239
Shareholder reports	12,021
Trustees' fees and expenses	27,273
Miscellaneous	196
Total expenses	105,545
Expenses reimbursed by Management (Note B)	(27,242)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	78,302
Net investment income (loss)	$(60,637)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	835,458
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,683
Net gain (loss) on investments	840,141
Net increase (decrease) in net assets resulting from operations	$779,504

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(60,637)	$(99,416)
Net realized gain (loss) on investments	835,458	1,089,306
Change in net unrealized appreciation (depreciation) of investments	4,683	1,080,252
Net increase (decrease) in net assets resulting from operations	779,504	2,070,142
From Fund Share Transactions (Note D):
Proceeds from shares sold	299,764	426,297
Payments for shares redeemed	(935,190)	(1,481,815)
Net increase (decrease) from Fund share transactions	(635,426)	(1,055,518)
Net Increase (Decrease) in Net Assets	144,078	1,014,624
Net Assets:
Beginning of period	8,471,727	7,457,103
End of period	$8,615,805	$8,471,727
Undistributed net investment income (loss) at end of period	$(60,637)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $19,830.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses and expiration of capital loss carryforwards were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$3,287,929	$(11,325,175)	$(8,037,246)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$11,325,175

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $1,078,091.

The Fund had $69,041,706 of capital loss carryforwards that expired during the year ended December 31, 2010.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the

15

complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $1.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2011, such excess expenses amounted to $27,242. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense

16

Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	Total
$58,438	$27,242	$85,680

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $1,375,841 and $2,157,654, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	15,353	26,076
Shares Redeemed	(47,666)	(96,132)
Total	(32,313)	(70,056)

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several

17

mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$18.61		$14.20	$10.87	$19.30	$15.73	$13.79
Income From Investment Operations:
Net Investment Income (Loss)‡	(.14)		(.21)	(.05)	(.10)	(.11)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	1.91		4.62	3.38	(8.33)	3.68	1.99
Total From Investment Operations	1.77		4.41	3.33	(8.43)	3.57	1.94
Net Asset Value, End of Period	$20.38		$18.61	$14.20	$10.87	$19.30	$15.73
Total Return††	9.51	%**	31.06%	30.63%	(43.68)%	22.70%	14.07%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.6		$8.5	$7.5	$82.0	$172.6	$167.7
Ratio of Gross Expenses to Average Net Assets#	1.85	%*	1.85%	1.27%	1.04%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.27%	1.04%	.99%	.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.43	)%*	(1.33)%	(.49)%	(.63)%	(.61)%	(.35)%
Portfolio Turnover Rate	16	%**	49%	68%	63%	48%	40%

See Notes to Financial Highlights

19

Notes to Financial Highlights Growth Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2010, the Fund received proceeds from the settlements of class action litigation in which it participated as a class member, which had an approximate impact on total return of 2.91%.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2011	2010	2009	2008	2007	2006
2.50%	2.64%	1.27%	1.04%	.99%	.99%

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust
Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2011

B0733 08/11

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I provided a 6.49% return for the six months ended June 30, 2011, outperforming its benchmark, the S&P 500 Index, which returned 6.02% for the period. Returns for the Porfolio's Class I and Class S shares are provided on page 3.

While there has been evidence of solid underlying economic momentum over the past six months, it has been counterbalanced in the equity markets primarily by the unprecedented and persistent debt problems experienced among several OECD (Organization for Economic Co-Operation and Development) countries. The period saw a strong start on fourth quarter 2010 economic momentum, bolstered by the enormous stimulus of the federal government's compromise tax package in December. Volatility increased during the reporting period, however, as factors including the "second act" in the Greek debt crisis, the earthquake in Japan and its aftermath, and the potential for serious consequences from political posturing around the U.S. debt ceiling slowed growth and depressed investor sentiment. Additionally, early commodity price increases pinched consumers' purchasing power, diluting any positive effect from the payroll tax cut.

In our view, however, uncertainty as to how the global debt problem will ultimately be resolved is the key factor currently holding back the market, as consumers, businesses and investors react quickly and conservatively to headlines. We believe swings in sentiment could meaningfully slow the economy by affecting business and consumer spending as well as production and hiring decisions. Still, during prior periods where there has been an absence of debt-related news, the underlying strength of the economy has shown through.

As for the Portfolio, it outperformed its benchmark from the start of the year through the market's late April peak, then more closely tracked the index as sentiment worsened and investors became less discriminating. For some time, the Portfolio has been positioned for a slow growth environment. Our focus has been on "best in class" companies with solid fundamentals, demonstrating resiliency in a challenging environment. We have continued to capitalize on market volatility by building positions in companies at what we consider to have very good valuations.

The Portfolio's strongest performing sector this period was Information Technology, with long-term semiconductor holding Altera among the top performers. Altera continues to see revenue momentum driven by a secular trend favoring programmable semiconductor chips. While we've trimmed the position somewhat, Altera remains a meaningful holding.

In Health Care, Industrials and Materials, we avoided deep cyclical names in favor of more stable companies that weathered the downturn well, buying them at deep discounts during the late 2009 and early 2010 cyclical rally. This positioning was beneficial during the weaker second quarter, with consumables-oriented Health Care businesses like C.R. Bard and Covidien significantly outperforming the benchmark, and Praxair, a Materials name, holding up well against more cyclical areas like coal, copper and steel.

The Portfolio's Energy holdings underperformed the corresponding index sector components, as fairly stable integrated energy names took the lead over the higher growth potential natural gas-focused names that we prefer and as the economy appeared to slow and the price of crude declined. For the full period, Newfield Exploration was a disappointment. We continue to hold Newfield, which we believe is a well-run company with the potential for double-digit production growth over the next several years.

Target, a purchase we began making early this year at what we think was a great valuation, also underperformed. Target has undertaken several initiatives that have the potential to materially accelerate same store sales growth—and while we saw positive same store comparables, they were modestly below expectations likely due to declining consumer sentiment and fuel and food price inflation. We continue to consider Target a great value.

Consistent with our practice since the financial crisis, we have used temporary price weakness to add to existing positions this period. We were also able to introduce Google, which we consider a great growth name, to the portfolio on a decline triggered by disappointment over the company's decision to sacrifice near-term earnings to invest for future growth. We are very constructive on our outlook for Google since we believe it is a financially strong business with strong secular fundamentals, positioned to grow in a challenging growth environment, and potentially offers a degree of pricing protection against an eventual rise in inflation.

1

We find current equity valuations very compelling, reflecting the fundamental uncertainty created by the debt overhang. With little differentiation between traditional growth and value stocks, we have the ability to buy good quality, growing businesses at very attractive valuations, which we believe should be beneficial for the Portfolio.

Looking ahead, we believe that the coming months may be similar to the recent past. While we believe the near-term direction of the markets will likely be punctuated by headline-driven volatility, our anticipation of a slow growth recovery over the intermediate to longer term remains. We think that corporations are financially strong, earnings have been resilient, and inventories are low and, in our view, will need to be restocked. In the environment we foresee, fundamentals-based equity research and stock picking skills should continue to be able to add relative value. In our opinion, this type of market plays to our strengths.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Guardian Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	8.2%
Consumer Staples	10.5
Energy	14.6
Financials	12.5
Health Care	13.7
Industrials	13.8
Information Technology	21.1
Materials	2.1
Short-Term Investments	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Guardian Portfolio Class I	11/03/1997	6.49%	31.34%	4.46%	4.01%	6.69%
Guardian Portfolio Class S2	08/02/2002	6.42%	31.20%	4.27%	3.82%	6.55%
S&P 500 Index3		6.02%	30.69%	2.94%	2.72%	4.55%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 11/03/1997.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.13% and 1.38% for Class I and Class S shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.25% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I and Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described index and may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11	Expense Ratio
Class I	$1,000.00	$1,064.90	$5.73	1.12%
Class S	$1,000.00	$1,064.20	$6.40	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.24	$5.61	1.12%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Guardian Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (96.7%)
Beverages (2.3%)
32,613	Coca-Cola	$2,194,529
Capital Markets (8.9%)
97,303	Bank of New York Mellon	2,492,903
13,800	BlackRock, Inc.	2,646,978
216,880	Charles Schwab	3,567,676
		8,707,557
Commercial Services & Supplies (2.8%)
89,391	Republic Services	2,757,712
Electronic Equipment, Instruments & Components (5.0%)
39,758	Anixter International	2,597,788
75,552	National Instruments	2,243,139
		4,840,927
Energy Equipment & Services (6.0%)
42,655	Cameron International	2,145,120	*
42,542	Schlumberger Ltd.	3,675,629
		5,820,749
Food & Staples Retailing (2.0%)
24,552	Costco Wholesale	1,994,604
Food Products (2.1%)
41,555	McCormick & Company	2,059,881
Health Care Equipment & Supplies (6.7%)
32,185	C.R. Bard	3,535,844
57,271	Covidien PLC	3,048,535
		6,584,379
Household Products (4.1%)
63,396	Procter & Gamble	4,030,084
Industrial Conglomerates (7.6%)
81,061	Danaher Corp.	4,295,422
32,609	3M Co.	3,092,964
		7,388,386
Industrial Gases (2.1%)
18,973	Praxair, Inc.	2,056,483
Insurance (3.5%)
161,550	Progressive Corp.	3,453,939

NUMBER OF SHARES		VALUE†
Internet Software & Services (6.3%)
6,305	Google Inc. Class A	$3,192,726	*
197,167	Yahoo! Inc.	2,965,392	*
		6,158,118
IT Services (2.8%)
8,935	MasterCard, Inc. Class A	2,692,473
Media (5.1%)
84,360	Comcast Corp. Class A Special	2,044,043
59,194	Scripps Networks Interactive Class A	2,893,402
		4,937,445
Multiline Retail (3.3%)
68,125	Target Corp.	3,195,744
Oil, Gas & Consumable Fuels (8.8%)
182,524	BG Group PLC	4,142,201
64,690	Newfield Exploration	4,400,214	*
		8,542,415
Pharmaceuticals (6.9%)
61,885	Hospira, Inc.	3,506,404	*
19,451	Roche Holding AG	3,255,136
		6,761,540
Road & Rail (1.3%)
15,989	Canadian National Railway	1,277,521
Semiconductors & Semiconductor Equipment (7.0%)
61,064	Altera Corp.	2,830,317
122,498	Texas Instruments	4,021,609
		6,851,926
Trading Companies & Distributors (2.1%)
13,481	W.W. Grainger	2,071,356
	Total Common Stocks (Cost $70,452,877)	94,377,768
Short-Term Investments (3.5%)
3,448,313	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $3,448,313)	3,448,313
	Total Investments (100.2%) (Cost $73,901,190)	97,826,081	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(215,872)
	Total Net Assets (100.0%)	$97,610,209

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Guardian Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

7

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$94,377,768	$—	$—	$94,377,768
Short-Term Investments	—	3,448,313	—	3,448,313
Total Investments	$94,377,768	$3,448,313	$—	$97,826,081

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $74,299,983. Gross unrealized appreciation of investments was $24,650,124 and gross unrealized depreciation of investments was $1,124,026, resulting in net unrealized appreciation of $23,526,098, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$97,826,081
Cash	4,567
Dividends and interest receivable	76,405
Receivable for Fund shares sold	97,726
Prepaid expenses and other assets	2,313
Total Assets	98,007,092
Liabilities
Payable for securities purchased	228,615
Payable for Fund shares redeemed	35,700
Payable to investment manager (Note B)	43,165
Payable to administrator—net (Note B)	28,180
Accrued expenses and other payables	61,223
Total Liabilities	396,883
Net Assets at value	$97,610,209
Net Assets consist of:
Paid-in capital	$73,565,750
Undistributed net investment income (loss)	442,785
Accumulated net realized gains (losses) on investments	(326,164)
Net unrealized appreciation (depreciation) in value of investments	23,927,838
Net Assets at value	$97,610,209
Net Assets
Class I	$19,415,781
Class S	78,194,428
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	962,677
Class S	3,900,199
Net Asset Value, offering and redemption price per share
Class I	$20.17
Class S	20.05
* Cost of Investments:
Unaffiliated issuers	$73,901,190

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$714,974
Interest income—unaffiliated issuers	1,753
Foreign taxes withheld	(22,511)
Total income	$694,216
Expenses:
Investment management fees (Note B)	262,818
Administration fees (Note B):
Class I	26,005
Class S	117,350
Distribution fees (Note B):
Class S	97,792
Audit fees	20,810
Custodian fees (Note A)	25,511
Insurance expense	2,696
Legal fees	25,633
Shareholder reports	24,970
Trustees' fees and expenses	27,273
Miscellaneous	2,916
Total expenses	633,774
Expenses reimbursed by Management (Note B)	(47,465)
Total net expenses	586,309
Net investment income (loss)	$107,907
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,277,794
Foreign currency	6,945
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,436,600
Foreign currency	381
Net gain (loss) on investments	5,721,720
Net increase (decrease) in net assets resulting from operations	$5,829,627

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$107,907	$334,203
Net realized gain (loss) on investments	4,284,739	8,273,072
Change in net unrealized appreciation (depreciation) of investments	1,436,981	6,393,997
Net increase (decrease) in net assets resulting from operations	5,829,627	15,001,272
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(57,381)
Class S	—	(226,058)
Total distributions to shareholders	—	(283,439)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	6,990,660	4,398,162
Class S	1,333,208	2,324,104
Proceeds from reinvestment of dividends and distributions:
Class I	—	57,381
Class S	—	226,058
Payments for shares redeemed:
Class I	(3,771,361)	(5,360,459)
Class S	(5,094,619)	(9,355,363)
Net increase (decrease) from Fund share transactions	(542,112)	(7,710,117)
Net Increase (Decrease) in Net Assets	5,287,515	7,007,716
Net Assets:
Beginning of period	92,322,694	85,314,978
End of period	$97,610,209	$92,322,694
Undistributed net investment income (loss) at end of period	$442,785	$334,878

See Notes to Financial Statements

11

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $13,893.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

12

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2010	2009	2010	2009	2010	2009
$283,439	$764,651	$—	$—	$283,439	$764,651

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$334,878	$—	$22,092,064	$(4,212,110)	$18,214,832

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$4,212,110

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $7,500,163.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

13

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, there was no reduction of expenses under this agreement.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

14

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs)("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2011
Class I	1.00%	12/31/14	$—
Class S	1.25%	12/31/14	47,465

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2011	2012	2013	2014	Total
Class S	$10,820	$79,295	$91,992	$47,465	$229,572

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns

15

approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $13,573,558 and $14,770,552, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

For the Six Months Ended June 30, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	343,874	—	(188,322)	155,552
Class S	68,191	—	(256,354)	(188,163)

For the Year Ended December 31, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	259,281	3,309	(315,796)	(53,206)
Class S	136,987	13,105	(564,453)	(414,361)

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$18.94		$15.98	$12.45	$21.11	$19.71	$17.50
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.08	.05	.12	.11	.05
Net Gains or Losses on Securities (both realized and unrealized)	1.20		2.95	3.64	(7.97)	1.35	2.29
Total From Investment Operations	1.23		3.03	3.69	(7.85)	1.46	2.34
Less Distributions From:
Net Investment Income	—		(.07)	(.16)	(.10)	(.06)	(.13)
Net Capital Gains	—		—	—	(.71)	—	—
Total Distributions	—		(.07)	(.16)	(.81)	(.06)	(.13)
Net Asset Value, End of Period	$20.17		$18.94	$15.98	$12.45	$21.11	$19.71
Total Return††	6.49	%**	19.01%	29.69%	(37.24)%	7.39%	13.38%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.4		$15.3	$13.7	$67.0	$129.1	$155.0
Ratio of Gross Expenses to Average Net Assets#	1.12	%*	1.13%	1.10%	1.01%	.99%	.99%
Ratio of Net Expenses to Average Net Assets	1.12	%*	1.13%	1.10%§	1.01%§	.99%§	.99%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.30	%*	.50%	.39%	.65%	.55%	.29%
Portfolio Turnover Rate	14	%**	35%	30%	32%	38%	23%

See Notes to Financial Highlights

17

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$18.84		$15.89	$12.38	$21.02	$19.67	$17.52
Income From Investment Operations:
Net Investment Income (Loss)‡	.02		.06	.02	.08	.09	.02
Net Gains or Losses on Securities (both realized and unrealized)	1.19		2.94	3.63	(7.92)	1.32	2.26
Total From Investment Operations	1.21		3.00	3.65	(7.84)	1.41	2.28
Less Distributions From:
Net Investment Income	—		(.05)	(.14)	(.09)	(.06)	(.13)
Net Capital Gains	—		—	—	(.71)	—	—
Total Distributions	—		(.05)	(.14)	(.80)	(.06)	(.13)
Net Asset Value, End of Period	$20.05		$18.84	$15.89	$12.38	$21.02	$19.67
Total Return††	6.42	%**	18.94%	29.50%	(37.36)%	7.14%	13.02%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$78.2		$77.0	$71.6	$48.6	$32.5	$1.5
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.25%	1.24%	1.25%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.24%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	.21	%*	.37%	.16%	.48%	.42%	.11%
Portfolio Turnover Rate	14	%**	35%	30%	32%	38%	23%

See Notes to Financial Highlights

18

Notes to Financial Highlights Guardian Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Guardian Portfolio Class I	—	—	1.10%	1.01%	.99%	.99%
Guardian Portfolio Class S	1.37%	1.38%	1.38%	1.27%	1.24%	1.25%

After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust
International Portfolio

S Class Shares

Semi-Annual Report

June 30, 2011

F0324 08/11

International Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) International Portfolio posted a 6.00% return for the six months ended June 30, 2011, outperforming its benchmark, the MSCI EAFE® Index, which returned 5.35%.

Developed international markets, although volatile, closed in positive territory for the first half of 2011. Serious concerns weighed on the market this period as the sovereign debt crisis in Europe worsened, and Japan, the world's third largest economy, was impacted by the natural and nuclear disaster in March and its aftermath. Still, performance by country was mixed as growth rates and expectations, while modest overall, varied. Ireland, France, New Zealand, Spain and Germany were among the top performers within the index, while Israel, Finland, Japan, Greece and Hong Kong lagged. From a sector perspective, Health Care, Telecommunication Services and Consumer Staples led the index. Materials underperformed, as did Utilities and Information Technology (IT), with both turning in negative results.

The Portfolio's outperformance this period was primarily the result of stock selection, which was particularly strong within the IT, Health Care and Industrials sectors. From a country perspective, many of our top contributors came from within relatively weak western European markets, a further testament to the importance of bottom-up fundamental stock selection. Weaker regions this period included non-index countries such as Canada, Brazil and South Korea.

French companies Alcatel-Lucent and Arkema were top contributors to Portfolio results this period. Alcatel-Lucent, a telecom equipment manufacturer, beat earnings expectations as operators increased their spending and the stock advanced sharply. Arkema, a specialty chemical company, did well on continued strong demand from Asia and new applications. Tognum, a German manufacturer of high-speed engines for marine, industrial, power generation and defense applications, was the subject of a joint offer from Daimler and Rolls Royce. Chemring, a U.K.-based defense company, advanced on strong earnings. Finally, while Japan's economy overall was relatively weak this period, Nihon Kohden, a Japanese medical equipment manufacturer, was among the Portfolio's top contributors.

Although the effect of the Portfolio's top 10 contributors was far more significant than the effect of the bottom 10, several holdings disappointed. Centamin Egypt was the largest detractor this period. A Canadian-listed Egyptian gold mining company, Centamin's stock fell during the first quarter on unrest in Egypt, partly due to false rumors of a strike, and on concerns about a possible nationalization of mines. Silver Wheaton, another Canadian listing, was affected by weaker silver prices, an increase in margin requirements for silver trading, and the departure of its CEO. Regardless, we believe the company has both a best-in-class business model and management team. PostNL/TNT Express, the combined Dutch postal and global express package carrier, fell on concerns that slowing global growth would adversely affect volumes. The company also spun off its Netherlands mail business, Post NL, which seemed to weigh on the stock. PostNL underperformed after the de-merger and we eliminated the position from our Portfolio. Kenedix, a Tokyo-based real estate company, and Nippon Electric Glass, a Japanese LCD glass manufacturer, also detracted from results this period. We continue to own both companies.

Looking ahead, we believe continued debt issues in Europe and attendant belt tightening, contractionary monetary policies in most emerging markets, and raw materials price increases indicate a period of slowing economic growth. While a continued accommodative monetary policy in the U.S. may help to offset this, we have positioned the Portfolio relatively defensively, focusing on companies that, in our opinion, are able to perform in tougher economic times.

In Europe, we believe a focus on companies operating on a global basis with a strong and defensible position in emerging markets exposure can be beneficial. At this time, the Portfolio's European weighting is roughly neutral versus the benchmark, although we have extremely limited exposure to the economies we consider weakest (i.e., Greece, Ireland, Portugal and Spain). The Portfolio currently remains underweighted (compared to the benchmark) in Japan, where we have struggled to identify high-quality companies, and Australia, where we have found valuations to be unattractive. Despite recent underperformance, we have retained our exposure to emerging markets, with holdings in Brazil, Chile, China, South Korea, South Africa and Turkey.

From a sector perspective, the Portfolio is overweighted in Telecommunications. With data traffic doubling every 12-18 months and spectrum a finite resource, we expect telecom carriers to regain pricing power. The Portfolio is also modestly

1

overweighted in Materials, where we have exposure to agriculture-related and specialty chemical companies with pricing power and relatively stable end markets. Our largest underweight continues to be in Financials. Valuations of financial stocks in developed markets are at historically inexpensive levels on the basis of price to net assets, but the outlook remains challenging. We continue to see a risk to profits from increasing regulation, and credit demand in general is sluggish across developed markets. Emerging markets financials are, in general, quite expensive in our view, but we see some quality growth opportunities in China, Brazil and Turkey. Lastly, we have no exposure to Utilities—which we define as generally low growth, capital-intensive and regulated businesses.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Portfolio are subject to change. In an attempt to reduce overall volatility, the AMT International Portfolio diversifies its holdings over a wide array of countries and individual stocks.

2

International Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.1%
Consumer Staples	9.2
Energy	7.5
Financials	16.3
Health Care	9.6
Industrials	15.3
Information Technology	7.2
Materials	14.1
Telecommunication Services	8.4
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	Life of Fund*
International Portfolio Class S	04/29/2005	6.00%	36.05%	1.60%	5.54%
MSCI EAFE® Index2		5.35%	30.93%	1.96%	5.92%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 04/29/2005.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 1.67% for Class S shares (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.52 for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described index and may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class S	$1,000.00	$1,060.00	$7.66
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.36	$7.50

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.4%)
Australia (1.4%)
3,700	CSL Ltd.	$131,197
28,355	Fortescue Metals Group	193,117
17,800	Imdex Ltd.	41,046
		365,360
Austria (0.7%)
3,160	Vienna Insurance Group Wiener Staedtische Versicherung	173,676
Belgium (3.3%)
2,554	Anheuser-Busch InBev	148,147
5,290	Colruyt SA	264,660
4,655	Omega Pharma	238,966
4,040	Telenet Group Holding	192,221	*
		843,994
Brazil (2.6%)
14,500	Banco Santander Brasil ADR	169,795
100	HRT Participacoes em Petroleo	89,706	*
17,200	Porto Seguro	267,812
8,400	TOTVS SA	155,012
		682,325
Canada (9.3%)
3,500	Cenovus Energy	132,096
12,462	Corus Entertainment, B Shares	265,534
3,900	Crescent Point Energy	180,230
5,300	Goldcorp, Inc.	256,359
5,448	MacDonald, Dettwiler	308,651
24,200	Neo Material Technologies	232,854	*
13,300	New Gold	137,213	*
9,300	Peyto Exploration & Development	207,320
4,901	Potash Corp. of Saskatchewan	279,897
7,200	Silver Wheaton	237,624
3,200	Vermilion Energy	169,216
		2,406,994
Chile (1.1%)
4,410	Sociedad Quimica y Minera de Chile ADR, B Shares	285,415
China (2.2%)
455,000	Bank of China, H Shares	222,188
245,500	China Liansu Group Holdings	200,332
103,100	China Vanke, B Shares	138,850
		561,370

NUMBER OF SHARES		VALUE†
Denmark (2.9%)
2,260	Novo Nordisk Class B	$283,631
10,220	Sydbank AS	228,109
4,316	Tryg A/S	248,971
		760,711
Egypt (0.2%)
22,200	Centamin Egypt	44,656	*
France (9.7%)
51,370	Alcatel-Lucent	297,083	*
2,625	Arkema	270,234
3,304	BNP Paribas	255,041
6,600	CFAO	285,981
1,653	Cie Generale des Etablissements Michelin Class B	161,660
10,510	CNP Assurances	229,149
6,645	Eutelsat Communications	298,723
1,290	LVMH Moet Hennessy Louis Vuitton	232,153
6,006	Sodexo	470,841
		2,500,865
Germany (7.7%)
3,185	Brenntag AG	370,237
4,916	Deutsche Boerse	373,556
16,030	Deutsche Telekom	251,404
5,116	Fresenius Medical Care	382,448
3,700	HeidelbergCement AG	236,219
2,071	Linde AG	363,094
		1,976,958
Hong Kong (0.8%)
4,250	China Mobile ADR	198,815
Ireland (0.6%)
5,865	DCC PLC	167,296
Japan (10.4%)
17,800	Brother Industries	262,008
11,700	Circle K Sunkus	182,102
414	Jupiter Telecommunications	462,828
41	KDDI Corp.	293,857
56	Kenedix Realty Investment	215,639
5,200	Makita Corp.	240,929
18,200	Nihon Kohden	451,468
26,500	Nippon Electric Glass	337,731
7,500	Sundrug Co.	237,563
		2,684,125

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Korea (1.8%)
510	Samsung Electronics GDR	$197,676	ñ
2,800	Shinhan Financial Group ADR	268,660
		466,336
Netherlands (8.1%)
4,535	Akzo Nobel	286,075
2,996	Fugro NV	216,016
20,815	Koninklijke Ahold	279,693
5,103	Nutreco Holding	375,260
7,866	Sligro Food Group	280,438
7,580	TNT Express	78,616	*
10,520	Unilever NV	344,852
12,808	USG People	221,489
		2,082,439
Norway (1.9%)
18,636	DnB NOR	259,757
29,249	Prosafe ASA	219,781
		479,538
South Africa (1.1%)
13,986	MTN Group	297,640
Sweden (1.7%)
4,128	Elekta AB, B Shares	195,527
10,200	Nordea Bank AB	109,657
9,880	Telefonaktiebolaget LM Ericsson, B Shares	142,455
		447,639
Switzerland (11.0%)
1,244	Bucher Industries	274,324
7,332	Credit Suisse Group	285,170	*
319	Givaudan SA	337,497	*
4,594	Nestle SA	285,503
4,602	Novartis AG	281,895
1,837	Roche Holding	307,423
192	SGS SA	364,474
77	Sika AG	185,642
3,245	Sulzer AG	528,000
		2,849,928
Turkey (0.6%)
136,290	Sinpas Gayrimenkul Yatirim Ortakligi	152,833
United Kingdom (18.3%)
48,333	Amlin PLC	315,020
18,075	Avanti Communications Group	107,625	*
13,175	BG Group	298,994
20,280	Bunzl PLC	253,878
42,570	Chemring Group	437,266
20,186	Experian Group	257,074

NUMBER OF SHARES		VALUE†
4,821	Fidessa Group	$149,875
26,621	Informa PLC	184,616
10,800	Jazztel PLC	69,256	*ñ
39,040	Jazztel PLC	250,346	*
71,790	Mitie Group	274,107
27,111	Reed Elsevier	246,277
3,400	Rio Tinto ADR	245,888
56,564	RPS Group	222,599
7,979	Subsea 7	204,091	*
14,100	Synergy Health	207,063
10,928	Tullow Oil	217,482
190,010	Vodafone Group	504,093
7,100	Willis Group Holdings	291,881
		4,737,431
	Total Common Stocks (Cost $21,196,154)	25,166,344
Rights (0.0%)
Belgium (0.0%)
77,560	Ageas VVPR Strip	113	*
112,269	Anheuser-Busch InBev VVPR Strip	651	*
	Total Rights (Cost $43)	764
Warrants (0.0%)
Italy (0.0%)
124,793	UBI Banca (Cost $0)	18	*
Short-Term Investments (2.3%)
583,336	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $583,336)	583,336
	Total Investments (99.7%) (Cost $21,779,533)	25,750,462	##
	Cash, receivables and other assets, less liabilities (0.3%)	79,722
	Total Net Assets (100.0%)	$25,830,184

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)

Industry	Value†	Percentage of Net Assets
Chemicals	$2,240,708	8.7%
Insurance	1,526,622	5.9%
Commercial Banks	1,513,225	5.9%
Media	1,457,978	5.7%
Oil, Gas & Consumable Fuels	1,295,044	5.0%
Wireless Telecommunication Services	1,294,405	5.0%
Food & Staples Retailing	1,244,456	4.8%
Metals & Mining	1,155,903	4.5%
Machinery	1,043,253	4.0%
Food Products	1,005,615	3.9%
Health Care Equipment & Supplies	885,961	3.4%
Pharmaceuticals	872,949	3.4%
Diversified Telecommunication Services	870,852	3.4%
Professional Services	843,037	3.3%
Energy Equipment & Services	639,888	2.5%
Trading Companies & Distributors	624,115	2.4%
Software	613,538	2.4%
Health Care Providers & Services	589,511	2.3%
Commercial Services & Supplies	496,706	1.9%
Hotels, Restaurants & Leisure	470,841	1.8%
Communications Equipment	439,538	1.7%
Aerospace & Defense	437,266	1.7%
Diversified Financial Services	373,556	1.4%
Real Estate Investment Trusts	368,472	1.4%
Electronic Equipment, Instruments & Components	337,731	1.3%
Distributors	285,981	1.1%
Capital Markets	285,170	1.1%
Office Electronics	262,008	1.0%
Construction Materials	236,219	0.9%
Textiles, Apparel & Luxury Goods	232,153	0.9%
Building Products	200,332	0.8%
Semiconductors & Semiconductor Equipment	197,676	0.8%
Industrial Conglomerates	167,296	0.6%
Auto Components	161,660	0.6%
Beverages	148,798	0.6%
Real Estate Management & Development	138,850	0.5%
Biotechnology	131,197	0.5%
Air Freight & Logistics	78,616	0.3%
Short-Term Investments and Other Assets—Net	663,058	2.6%
	$25,830,184	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Portfolio

(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

9

Notes to Schedule of Investments International Portfolio

(Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks^	$25,166,344	$—	$—	$25,166,344
Rights^	764	—	—	764
Warrants^	—	—	18	18
Short-Term Investments	—	583,336	—	583,336
Total Investments	$25,167,108	$583,336	$18	$25,750,462

^  The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the country and industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 6/30/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/11
Warrants	$—	$—	$(516)	$—	$—	$534	$—	$18	$(516)

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $22,556,088. Gross unrealized appreciation of investments was $3,485,244 and gross unrealized depreciation of investments was $290,870, resulting in net unrealized appreciation of $3,194,374, based on cost for U.S. federal income tax purposes.

See Notes to Financial Statements

10

Notes to Schedule of Investments International Portfolio

(Unaudited) (cont'd)

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may  be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2011, these securities amounted to $266,932 or 1.0% of net assets for the Fund.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$25,750,462
Foreign currency	21,653
Dividends and interest receivable	140,159
Receivable for securities sold	212,018
Receivable from Management—net (Note B)	15,589
Total Assets	26,139,881
Liabilities
Payable for securities purchased	202,545
Payable for Fund shares redeemed	42,779
Payable to investment manager (Note B)	17,811
Accrued expenses and other payables	46,562
Total Liabilities	309,697
Net Assets at value	$25,830,184
Net Assets consist of:
Paid-in capital	$153,632,898
Undistributed net investment income (loss)	1,570,749
Accumulated net realized gains (losses) on investments	(133,358,007)
Net unrealized appreciation (depreciation) in value of investments	3,984,544
Net Assets at value	$25,830,184
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,356,361
Net Asset Value, offering and redemption price per share	$10.96
*Cost of Investments:
Unaffiliated issuers	$21,779,533
Total cost of foreign currency	$21,565

See Notes to Financial Statements

12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$471,754
Interest income—unaffiliated issuers	527
Foreign taxes withheld	(45,368)
Total income	$426,913
Expenses:
Investment management fees (Note B)	107,610
Administration fees (Note B)	37,980
Distribution fees (Note B)	31,650
Audit fees	20,809
Custodian fees (Note A)	51,432
Insurance expense	6,488
Legal fees	6,870
Shareholder reports	104,318
Trustees' fees and expenses	27,273
Miscellaneous	3,045
Total expenses	397,475
Expenses reimbursed by Management (Note B)	(207,578)
Total net expenses	189,897
Net investment income (loss)	$237,016
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,063,029
Foreign currency	21,559
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	186,876
Foreign currency	(15,847)
Net gain (loss) on investments	1,255,617
Net increase (decrease) in net assets resulting from operations	$1,492,633

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$237,016	$2,104,525
Net realized gain (loss) on investments	1,084,588	38,059,689
Change in net unrealized appreciation (depreciation) of investments	171,029	(51,887,186)
Net increase (decrease) in net assets resulting from operations	1,492,633	(11,722,972)
Distributions to Shareholders From (Note A):
Net investment income	—	(2,679,376)
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,501,223	14,509,693
Proceeds from reinvestment of dividends and distributions	—	2,679,376
Payments for shares redeemed	(1,990,560)	(308,068,821)
Redemption fees retained	162	711
Net increase (decrease) from Fund share transactions	(489,175)	(290,879,041)
Net Increase (Decrease) in Net Assets	1,003,458	(305,281,389)
Net Assets:
Beginning of period	24,826,726	330,108,115
End of period	$25,830,184	$24,826,726
Undistributed net investment income (loss) at end of period	$1,570,749	$1,333,733

See Notes to Financial Statements

14

Notes to Financial Statements International Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and

15

differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, non-taxable dividend income adjustments and passive foreign investment company gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

Distributions Paid From:
Ordinary Income		Total
2010	2009	2010	2009
$2,679,376	$10,084,277	$2,679,376	$10,084,277

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,454,120	$2,823,927	$(133,573,394)	$(129,295,347)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, forward contracts mark to market, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$69,986,646	$63,586,748

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $30,638,282.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

16

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Redemption of fund shares: Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charged a redemption fee. All redemption fees were paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2011, the Fund received $162 in redemption fees.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, there was no reduction of expenses under this agreement.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

17

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year could have been more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs)("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has contractually committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expenses at 1.50% until May 1, 2012. For the six months ended June 30, 2011, such excess expenses amounted to $207,578. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	Total
$217,800	$207,578	$425,378

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $6,451,122 and $6,805,598, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

18

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	140,479	1,513,829
Shares Issued on Reinvestment of Dividends and Distributions	—	272,571
Shares Redeemed	(185,333)	(34,113,468)
Total	(44,854)	(32,327,068)

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time.

At June 30, 2011, the Fund was a participant in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize these lines of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.34		$9.51	$7.29	$13.61	$14.29	$11.68
Income From Investment Operations:
Net Investment Income (Loss)‡	.10		.13	.09	.32	.13	.10
Net Gains or Losses on Securities (both realized and unrealized)	.52		1.90	2.43	(6.64)	.30	2.64
Total From Investment Operations	.62		2.03	2.52	(6.32)	.43	2.74
Less Distributions From:
Net Investment Income	—		(1.20)	(.30)	—	(.24)	(.03)
Net Capital Gains	—		—	—	—	(.87)	(.10)
Total Distributions	—		(1.20)	(.30)	—	(1.11)	(.13)
Redemption Fees‡	.00		.00	.00	.00	.00	.00
Net Asset Value, End of Period $	10.96		$10.34	$9.51	$7.29	$13.61	$14.29
Total Return††	6.00	%**	22.01%	34.51%	(46.44)%	3.21%	23.45%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$25.8		$24.8	$330.1	$246.9	$653.7	$338.6
Ratio of Gross Expenses to Average Net Assets#	1.50	%*	1.50%	1.50%	1.53%	1.51%	1.50%
Ratio of Net Expenses to Average Net Assets§	1.50	%*	1.50%	1.50%	1.53%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87	%*	1.42%	1.13%	2.78%	.85%	.75%
Portfolio Turnover Rate	26	%**	61%	80%	149%	43%	39%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during the fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2011	2010	2009	2008	2007	2006
3.14%	1.65%	1.66%	1.59%	1.53%	1.67%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2011

B0736 08/11

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I provided a 9.66% return for the six months ended June 30, 2011, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 9.59% for the period. Returns for the Porfolio's Class I and Class S shares are provided on page 3.

For the first half of 2011, market performance across the equity spectrum was strong, even considering the ongoing rotation between "risk on" and "risk off" investor sentiment. Growth outperformed value, and mid-cap growth outperformed both large- and small-cap growth during the period. Earnings continued to be strong in the mid-cap growth space, across economic sectors. In our view, mid-cap companies are often in the economic "sweet spot," offering new products or services in the right marketplaces. The first half of the year also provided, in our view, a favorable environment for fundamentals-driven quality growth managers.

From an economic perspective, the year started out very strong, but appeared to hit a soft patch during the second quarter due to a number of factors, including continued weakness in Europe along with renewed worry about the region's sovereign debt crisis, significant global supply chain disruptions that followed the earthquake in Japan, the Chinese government's purposeful slowing of that country's robust economy, and the heightened pressures of rising commodity prices, particularly oil.

These factors plus ongoing malaise in the housing market and a lack of significant improvement in unemployment negatively impacted investor sentiment. Regarding unemployment, while merger and acquisition activity and capital investments have picked up, companies have remained reluctant to hire—a situation we think will continue to weigh on the market. On the other hand, we are impressed by the market's and economic recovery's resilience in overcoming the turmoil in the Middle East, the crisis in Japan and the end of the latest round of quantitative easing, or QE2.

Through most of the reporting period, the Portfolio maintained above-benchmark weightings in Information Technology (IT), Energy, Industrials, and Health Care; and underweights in Consumer Discretionary and Staples, Materials, and Financials. Although Portfolio holdings did not significantly change, at the end of June the annual rebalancing of the Russell Midcap Growth Index accentuated the Portfolio's underweight relative to the benchmark in Materials, moved the Portfolio from an overweight to underweight position in Energy, and increased its overweight in IT.

During the period, stock selection was beneficial to performance versus the benchmark, with positive contributions coming primarily from within the Energy, Industrials, IT and, to a lesser extent, Health Care sectors. Stock selection within Consumer Discretionary, Consumer Staples and Financials detracted from results.

Within Energy, our strongest sector, CARBO Ceramics and Core Laboratories were standouts. CARBO continues to benefit from increased horizontal drilling activity in North America, seeing strong demand from both oil and gas producers. Core Labs, which provides analysis of oil and gas reservoirs as well as tools for increasing production efficiency, also experienced strong demand.

Information Technology, the largest single sector weighting in the Portfolio, included outperformers Varian Semiconductor, Informatica and Avago Technologies. We sold Varian Semiconductor, whose ion implant equipment enables higher performance chips, after Applied Materials announced it was acquiring the company at a significant premium. Informatica, a data integration tools company helping businesses turn unstructured data into useful, economically valuable information, was also strong. Avago, a diversified semiconductor company, continued to benefit from the growth of smart phones and their continued penetration into other consumer and network devices.

Disappointments within IT included Dolby Laboratories and F5 Networks, both of which were sold. We grew concerned about Dolby, a long-term holding, because of its lack of exposure to the growing tablet computer market. F5, a company that helps optimize network-based application delivery, declined on a modestly disappointing first quarter. After a year of strong performance, we decided to realize a profit by selling the stock.

In Consumer Discretionary, our weakest sector on a relative basis, WMS Industries and Urban Outfitters detracted from results and were sold. WMS is a leader in video gambling machines, but the economic downturn hurt the gaming

1

industry, causing delays in the product replacement cycle. Urban Outfitters, a relatively long-term holding, suffered missteps in the current fashion cycle and underwent some management changes.

Going into the second half of the year, the Portfolio remains overweighted in IT, Industrials and Health Care and underweighted in Consumer Discretionary, Consumer Staples and Financials, positioning we currently expect to maintain. After the benchmark's rebalancing, the Portfolio is relatively neutral in Energy, although we expect the sector to become an overweight later in the year. Key themes within the Portfolio continue to include mobile and digital media, cloud computing, health care cost savings, onshore oil and gas exploration, and a bifurcated high-end/low-end approach to retail survivors.

After a very good first half, we are cautiously optimistic about the market. We anticipate earnings to remain strong but to decelerate somewhat during the remainder of the year, and that economic growth will remain subdued. In our opinion, this type of environment plays to our strengths. In the past, quality has typically shined when investors have been discriminating and mindful of risk, and stock picking has had the potential to add value. In our view, market valuations remain attractive, even after this period's run. We continue to focus on identifying quality growth companies with innovative products or services, global aspirations, and exceptional cash flows and top-line growth—and the management teams, strategic positions, operating models, and financial strength needed to continue to succeed in a competitive global economy.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Mid Cap Growth Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.5%
Consumer Staples	3.1
Energy	9.0
Financials	5.1
Health Care	14.3
Industrials	20.0
Information Technology	26.8
Materials	2.3
Telecommunication Services	3.3
Short-Term Investments	0.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Mid Cap Growth Portfolio Class I	11/03/1997	9.66%	42.11%	6.74%	4.44%	8.66%
Mid Cap Growth Portfolio Class S2	02/18/2003	9.56%	41.81%	6.49%	4.22%	8.49%
Russell Midcap® Growth Index3		9.59%	43.25%	6.28%	5.52%	6.62%
Russell Midcap® Index3		8.08%	38.47%	5.30%	7.59%	8.42%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 11/03/1997.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.02% and 1.27% for Class I and Class S shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.25% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I and Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to February 18, 2003 for Class S shares is of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described indices and may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11	Expense Ratio
Class I	$1,000.00	$1,096.60	$5.25	1.01%
Class S	$1,000.00	$1,095.60	$6.49	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.79	$5.06	1.01%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.0%)
Aerospace & Defense (2.7%)
68,600	BE Aerospace	$2,799,566	*
49,000	HEICO Corp.	2,682,260
21,700	Precision Castparts	3,572,905
		9,054,731
Air Freight & Logistics (0.9%)
39,200	C.H. Robinson Worldwide	3,090,528
Auto Components (2.0%)
44,100	BorgWarner, Inc.	3,562,839	*
102,900	Gentex Corp.	3,110,667
		6,673,506
Biotechnology (1.2%)
90,000	Alexion Pharmaceuticals	4,232,700	*
Capital Markets (1.7%)
37,900	Affiliated Managers Group	3,844,955	*
56,500	Stifel Financial	2,026,090	*
		5,871,045
Chemicals (1.6%)
50,000	Airgas, Inc.	3,502,000
27,300	Sigma-Aldrich	2,003,274
		5,505,274
Commercial Services & Supplies (1.8%)
70,000	Stericycle, Inc.	6,238,400	*
Communications Equipment (1.3%)
34,300	Acme Packet	2,405,459	*
58,800	Juniper Networks	1,852,200	*
		4,257,659
Computers & Peripherals (1.0%)
62,400	NetApp, Inc.	3,293,472	*
Diversified Financial Services (2.1%)
29,400	IntercontinentalExchange Inc.	3,666,474	*
88,200	MSCI Inc. Class A	3,323,376	*
		6,989,850

NUMBER OF SHARES		VALUE†
Electrical Equipment (4.7%)
100,900	AMETEK, Inc.	$4,530,410
39,200	Polypore International	2,659,328	*
48,000	Roper Industries	3,998,400
122,500	Sensata Technologies Holding	4,612,125	*
		15,800,263
Electronic Equipment, Instruments & Components (3.8%)
60,100	Amphenol Corp. Class A	3,244,799
120,000	National Instruments	3,562,800
110,500	Trimble Navigation	4,380,220	*
45,000	Universal Display	1,579,050	*
		12,766,869
Energy Equipment & Services (5.5%)
37,500	CARBO Ceramics	6,110,625
83,500	Complete Production Services	2,785,560	*
50,000	Core Laboratories	5,577,000
50,000	Oil States International	3,995,500	*
		18,468,685
Food & Staples Retailing (0.7%)
36,800	Whole Foods Market	2,334,960
Food Products (1.4%)
70,600	Mead Johnson Nutrition	4,769,030
Health Care Equipment & Supplies (3.7%)
50,500	Edwards Lifesciences	4,402,590	*
7,200	Intuitive Surgical	2,679,192	*
100,900	NxStage Medical	2,100,738	*
105,700	Volcano Corp.	3,413,053	*
		12,595,573
Health Care Providers & Services (2.3%)
60,000	Catalyst Health Solutions	3,349,200	*
57,600	HMS Holdings	4,427,712	*
		7,776,912
Health Care Technology (2.0%)
76,800	Cerner Corp.	4,693,248	*
24,000	Quality Systems	2,095,200
		6,788,448
Hotels, Restaurants & Leisure (1.7%)
50,000	Arcos Dorados Holdings Class A	1,054,500
7,000	Chipotle Mexican Grill	2,157,330	*
66,200	Hyatt Hotels Class A	2,702,284	*
		5,914,114

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.0%)
84,400	Church & Dwight	$3,421,576
Internet Software & Services (1.1%)
52,800	Rackspace Hosting	2,256,672	*
35,000	WebMD Health	1,595,300	*
		3,851,972
IT Services (3.3%)
70,000	Cognizant Technology Solutions Class A	5,133,800	*
115,300	Sapient Corp.	1,732,959	*
95,000	VeriFone Systems	4,213,250	*
		11,080,009
Life Science Tools & Services (1.2%)
35,000	Illumina, Inc.	2,630,250	*
14,700	Waters Corp.	1,407,378	*
		4,037,628
Machinery (4.4%)
36,100	Cummins Inc.	3,735,989
80,000	Danaher Corp.	4,239,200
60,000	Donaldson Co.	3,640,800
57,600	Pall Corp.	3,238,848
		14,854,837
Media (2.3%)
62,400	Discovery Communications Class A	2,555,904	*
73,500	Focus Media Holding ADR	2,285,850	*
57,600	Scripps Networks Interactive	2,815,488 Class A
		7,657,242
Metals & Mining (0.7%)
24,000	Cliffs Natural Resources	2,218,800
Multiline Retail (2.6%)
78,400	Dollar Tree	5,223,008	*
75,900	Nordstrom, Inc.	3,562,746
		8,785,754
Oil, Gas & Consumable Fuels (3.5%)
34,300	Cabot Oil & Gas	2,274,433
60,000	Concho Resources	5,511,000	*
60,000	Denbury Resources	1,200,000	*
50,000	Whiting Petroleum	2,845,500	*
		11,830,933

NUMBER OF SHARES		VALUE†
Pharmaceuticals (3.7%)
53,900	Medicis Pharmaceutical	$2,057,363
	Class A
49,000	Perrigo Co.	4,305,630
53,900	Salix Pharmaceuticals	2,146,837	*
58,800	Watson Pharmaceuticals	4,041,324	*
		12,551,154
Professional Services (1.0%)
96,100	Verisk Analytics Class A	3,326,982	*
Real Estate Management & Development (1.3%)
45,000	Jones Lang LaSalle	4,243,500
Road & Rail (1.2%)
83,600	J.B. Hunt Transport Services	3,936,724
Semiconductors & Semiconductor Equipment (3.7%)
140,300	Avago Technologies	5,331,400
36,500	Cavium Inc.	1,591,035	*
105,700	Microchip Technology	4,007,087
60,000	NXP Semiconductors	1,603,800	*
		12,533,322
Software (12.6%)
86,400	ANSYS, Inc.	4,723,488	*
49,000	Ariba, Inc.	1,689,030	*
33,300	BMC Software	1,821,510	*
57,600	Check Point Software Technologies	3,274,560	*
52,800	Citrix Systems	4,224,000	*
105,700	Informatica Corp.	6,176,051	*
60,100	MICROS Systems	2,987,571	*
98,000	QLIK Technologies	3,337,880	*
44,100	RealD Inc.	1,031,499	*
41,700	Red Hat	1,914,030	*
96,100	Rovi Corp.	5,512,296	*
21,700	Salesforce.com, Inc.	3,232,866	*
43,200	Solera Holdings	2,555,712
		42,480,493
Specialty Retail (5.2%)
78,800	Bed Bath & Beyond	4,599,556	*
86,700	Dick's Sporting Goods	3,333,615	*
53,900	O'Reilly Automotive	3,530,989	*
52,800	Ross Stores	4,230,336
29,400	Tractor Supply	1,966,272
		17,660,768
Textiles, Apparel & Luxury Goods (1.6%)
44,100	Coach, Inc.	2,819,313
38,400	Phillips-Van Heusen	2,514,048
		5,333,361

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (3.2%)
165,200	Fastenal Co.	$5,945,548
39,200	MSC Industrial Direct Class A	2,599,352
41,700	WESCO International	2,255,553	*
		10,800,453
Wireless Telecommunication Services (3.3%)
49,000	American Tower Class A	2,564,170	*
98,000	NII Holdings	4,153,240	*
117,100	SBA Communications Class A	4,472,049	*
		11,189,459
	Total Common Stocks (Cost $206,785,068)	334,216,986
Short-Term Investments (0.6%)
2,212,662	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,212,662)	2,212,662
	Total Investments (99.6%) (Cost $208,997,730)	336,429,648	##
	Cash, receivables and other assets, less liabilities (0.4%)	1,261,133
	Total Net Assets (100.0%)	$337,690,781

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

9

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$334,216,986	$—	$—	$334,216,986
Short-Term Investments	—	2,212,662	—	2,212,662
Total Investments	$334,216,986	$2,212,662	$—	$336,429,648

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $209,661,405. Gross unrealized appreciation of investments was $128,485,826 and gross unrealized depreciation of investments was $1,717,583, resulting in net unrealized appreciation of $126,768,243, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$336,429,648
Dividends and interest receivable	61,194
Receivable for securities sold	2,407,657
Receivable for Fund shares sold	632,881
Prepaid expenses and other assets	6,624
Total Assets	339,538,004
Liabilities
Payable for securities purchased	1,329,995
Payable for Fund shares redeemed	121,212
Payable to investment manager (Note B)	144,947
Payable to administrator—net (Note B)	90,076
Accrued expenses and other payables	160,993
Total Liabilities	1,847,223
Net Assets at value	$337,690,781
Net Assets consist of:
Paid-in capital	$264,131,394
Undistributed net investment income (loss)	(1,061,469)
Accumulated net realized gains (losses) on investments	(52,811,062)
Net unrealized appreciation (depreciation) in value of investments	127,431,918
Net Assets at value	$337,690,781
Net Assets
Class I	$271,486,177
Class S	66,204,604
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	9,029,055
Class S	2,248,921
Net Asset Value, offering and redemption price per share
Class I	$30.07
Class S	29.44
*Cost of Investments:
Unaffiliated issuers	$208,997,730

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$679,001
Interest Income—unaffiliated issuers	1,396
Foreign taxes withheld	(3,788)
Total income	$676,609
Expenses:
Investment management fees (Note B)	895,884
Administration fees (Note B):
Class I	401,438
Class S	92,785
Distribution fees (Note B):
Class S	77,321
Audit fees	20,809
Custodian fees (Note A)	54,526
Insurance expense	10,205
Legal fees	88,764
Shareholder reports	59,704
Trustees' fees and expenses	27,273
Miscellaneous	12,223
Total expenses	1,740,932
Expenses reimbursed by Management (Note B)	(2,854)
Total net expenses	1,738,078
Net investment income (loss)	$(1,061,469)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	30,141,751
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,317,666
Net gain (loss) on investments	31,459,417
Net increase (decrease) in net assets resulting from operations	$30,397,948

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2011	Year Ended December 31, 2010 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,061,469)	$(1,534,288)
Net realized gain (loss) on investments	30,141,751	26,150,806
Change in net unrealized appreciation (depreciation) of investments	1,317,666	49,484,663
Net increase (decrease) in net assets resulting from operations	30,397,948	74,101,181
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,844,496	15,025,210
Class S	7,834,769	15,437,784
Payments for shares redeemed:
Class I	(25,142,740)	(44,837,450)
Class S	(6,460,681)	(11,719,211)
Net increase (decrease) from Fund share transactions	(17,924,156)	(26,093,667)
Net Increase (Decrease) in Net Assets	12,473,792	48,007,514
Net Assets:
Beginning of period	325,216,989	277,209,475
End of period	$337,690,781	$325,216,989
Undistributed net investment income (loss) at end of period	$(1,061,469)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $58,943.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses, expiration of capital loss carryforwards and partnership basis adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$124,871,232	$(81,709,793)	$43,161,439

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2011	2016	2017
$11,059,422	$21,770,564	$48,879,807

The Fund had $87,479,341 of capital loss carryforwards that expired during the year ended December 31, 2010.

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $25,943,777.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more

15

appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, there was no reduction of expenses under this agreement.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative

16

and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs)("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2011
Class I	1.00%	12/31/14	$—
Class S	1.25%	12/31/14	2,854

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	2014	Total
Class S	$6,114	$7,615	$2,854	$16,583

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

17

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $55,735,723 and $75,084,191, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

For the Six Months Ended June 30, 2011

	Shares Sold	Shares Redeemed	Total
Class I	202,246	(874,950)	(672,704)
Class S	277,285	(232,362)	44,923

For the Year Ended December 31, 2010

	Shares Sold	Shares Redeemed	Total
Class I	645,657	(1,960,763)	(1,315,106)
Class S	667,353	(530,610)	136,743

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$27.42		$21.25	$16.14	$28.50	$23.26	$20.28
Income From Investment Operations:
Net Investment Income (Loss)‡	(.09)		(.11)	(.03)	(.12)	(.05)	(.02)
Net Gains or Losses on Securities (both realized and unrealized)	2.74		6.28	5.14	(12.24)	5.29	3.00
Total From Investment Operations	2.65		6.17	5.11	(12.36)	5.24	2.98
Net Asset Value, End of Period	$30.07		$27.42	$21.25	$16.14	$28.50	$23.26
Total Return††	9.66	%**	29.04%	31.66%	(43.37)%	22.53%	14.69%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$271.5		$266.0	$234.1	$345.1	$819.0	$668.1
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	1.02%	1.01%	.92%	.88%	.90%
Ratio of Net Expenses to Average Net Assets	1.01	%*	1.02%	1.01%§	.92%§	.88%§	.90%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.60	)%*	(.49)%	(.16)%	(.51)%	(.20)%	(.10)%
Portfolio Turnover Rate	17	%**	46%	67%	62%	56%	48%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$26.87		$20.87	$15.89	$28.13	$23.02	$20.11
Income From Investment Operations:
Net Investment Income (Loss)‡	(.12)		(.16)	(.08)	(.17)	(.12)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	2.69		6.16	5.06	(12.07)	5.23	2.99
Total From Investment Operations	2.57		6.00	4.98	(12.24)	5.11	2.91
Net Asset Value, End of Period	$29.44		$26.87	$20.87	$15.89	$28.13	$23.02
Total Return††	9.56	%**	28.75%	31.34%	(43.51)%	22.20%	14.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$66.2		$59.2	$43.2	$38.7	$68.9	$35.6
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.18%	1.14%	1.15%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.17%	1.13%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.84	)%*	(.73)%	(.44)%	(.77)%	(.47)%	(.36)%
Portfolio Turnover Rate	17	%**	46%	67%	62%	56%	48%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Mid Cap Growth Portfolio Class I	—	—	1.01%	.92%	.88%	.90%
Mid Cap Growth Portfolio Class S	1.26%	1.27%	1.27%	1.17%	1.13%	1.15%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Partners Portfolio

I Class Shares

Semi-Annual Report

June 30, 2011

B0737 08/11

Partners Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio Class I provided a 3.99% return for the six months ended June 30, 2011, lagging its benchmarks, the Russell 1000® Value Index and the S&P 500 Index, which returned 5.92% and 6.02%, respectively, for the period.

The equity markets' generally positive results obscure the significant volatility they incurred during the reporting period. After a sharp sell-off in March, followed by an equally sharp recovery in April, stocks declined again through early June due, in our opinion, to political and economic concerns regarding the Greek financial crisis and possible impacts on other European economies, signs of a flagging U.S. economic recovery, slowing conditions in China, and spreading Middle East unrest and a related spike in crude oil prices. A late June rally triggered in part by the Greek government's approval of an EU austerity program and retreating oil prices helped stocks regain most of the lost ground.

Driven in part by the strong returns from managed care companies such as WellPoint and Aetna, the Portfolio's Health Care sector investments had the most positive impact on performance relative to the S&P 500. In our view, managed care earnings will likely continue to benefit from low health care utilization due to the slow economic recovery. Another positive contributor within Health Care was Shire, which benefited from upward earnings revisions due to strength in both its core ADHD franchise and newer biotech products. Industrials sector holdings also excelled, with Owens Corning, Boeing, and ABB posting gains. Owens Corning's roofing division continued to do well due to less competition and higher margins in this business segment. The company's composites business benefited from strong international demand. ABB, an automation and power technologies company serving utilities and other industrial customers, was helped by the global recovery in industrial spending. Utilities also posted strong relative returns as investors favored yield-oriented, defensive sectors.

Consumer Discretionary sector investments had the most negative impact on relative returns versus the S&P 500. Disappointments included retailer Aeropostale, which failed to anticipate a shift in fashion and was forced to discount excess inventories; General Motors, whose truck and SUV business slowed due to higher gasoline prices; and appliance manufacturer Whirlpool, whose business continued to be negatively impacted by the weak housing market. Information Technology sector investments also lagged benchmark counterparts. Lender Processing Services, which provides technology and services for banks' mortgage operations, posted an earnings disappointment due at first to uncertainty regarding housing foreclosures and then due to the continued extended shut down of the foreclosure process. Research in Motion was hurt by intensified competition for its BlackBerry smart phone and this position was eliminated. Materials sector holdings also underperformed with diversified materials companies Teck Resources, Freeport-McMoRan Copper & Gold, and U.S. Steel posting declines. Teck Resources slid on fears of reduced demand for metallurgical coal from China. Freeport-McMoRan was affected by lower copper prices and U.S. Steel by softer steel prices.

We did not make significant changes to the Portfolio's sector allocation during the reporting period. The Portfolio's largest overweights relative to the S&P 500 are in Financials and Energy. Its substantial relative underweights are in Consumer Staples and Information Technology. In all sectors, our primary focus remains on identifying individual stocks in sectors that are trading at compelling valuations based on normalized, as opposed to more near-term, earnings.

Looking ahead, there are a number of factors that we believe could negatively impact the stock market. Recent economic data has been somewhat mixed, reflecting a number of cross-currents. U.S. unemployment claims have remained elevated, the housing industry continues to be weak, and consumer sentiment has been marred by higher gas and food prices. A series of interest rate hikes in China aimed at cooling inflation have slowed economic growth there and affected a range of commodity prices. Meanwhile, last year's concerns over European debt have reemerged.

1

We believe there are also reasons to be optimistic. U.S. manufacturing data remain relatively strong, corporate profits are healthy, balance sheets continue to improve, bank lending is slowly recovering, and, in our opinion, interest rates are likely to remain low for the foreseeable future. We also believe that recent economic headwinds could ultimately prove relatively temporary. In our view, these factors, coupled with reasonable valuations, seem to suggest the potential for continued upside for the broad equity indices.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Partners Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Partners Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.4%
Consumer Staples	4.6
Energy	15.1
Financials	23.0
Health Care	13.0
Industrials	12.7
Information Technology	8.0
Materials	3.3
Telecommunication Services	2.6
Utilities	2.8
Short-Term Investments	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Partners Portolio Class I	03/22/1994	3.99%	32.14%	1.71%	4.44%	8.22%
Russell 1000© Value Index2		5.92%	28.94%	1.15%	3.99%	8.76%
S&P 500 Index2		6.02%	30.69%	2.94%	2.72%	8.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 03/22/1994.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 1.11% for Class I shares (prior to any fee waivers and/or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described indices and may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class I	$1,000.00	$1,039.90	$5.61
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.29	$5.56

*  Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Partners Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (96.3%)
Aerospace & Defense (3.5%)
28,700	Boeing Co.	$2,121,791
52,800	Textron Inc.	1,246,608
		3,368,399
Air Freight & Logistics (1.0%)
10,600	FedEx Corp.	1,005,410
Auto Components (1.3%)
24,300	Lear Corp.	1,299,564
Automobiles (0.8%)
25,200	General Motors	765,072	*
Beverages (1.1%)
16,300	Coca-Cola	1,096,827
Biotechnology (0.9%)
15,400	Amgen Inc.	898,590	*
Building Products (2.5%)
47,100	Masco Corp.	566,613
49,000	Owens Corning	1,830,150	*
		2,396,763
Capital Markets (4.3%)
10,200	Goldman Sachs Group	1,357,518
72,200	Invesco Ltd.	1,689,480
26,200	State Street	1,181,358
		4,228,356
Commercial Banks (4.5%)
94,500	Fifth Third Bancorp	1,204,875
36,800	SunTrust Banks	949,440
78,500	Wells Fargo	2,202,710
		4,357,025
Computers & Peripherals (1.5%)
38,900	Hewlett-Packard	1,415,960
Construction & Engineering (0.8%)
21,000	Chicago Bridge & Iron	816,900
Consumer Finance (2.5%)
34,500	American Express	1,783,650
12,500	Capital One Financial	645,875
		2,429,525

NUMBER OF SHARES		VALUE†
Diversified Financial Services (8.3%)
185,600	Bank of America	$2,034,176
34,372	Citigroup Inc.	1,431,250
48,500	J.P. Morgan Chase	1,985,590
68,100	Moody's Corp.	2,611,635
		8,062,651
Diversified Telecommunication Services (2.5%)
54,600	Koninklijke KPN NV ADR	799,344
68,400	Telefonica SA ADR	1,675,116
		2,474,460
Electric Utilities (0.5%)
33,300	NV Energy	511,155
Electrical Equipment (1.6%)
60,300	ABB Ltd. ADR	1,564,785	*
Electronic Equipment, Instruments & Components (0.9%)
26,400	Avnet, Inc.	841,632	*
Energy Equipment & Services (5.4%)
30,400	Halliburton Co.	1,550,400
47,800	McDermott International	946,918	*
24,300	National Oilwell Varco	1,900,503
46,100	Weatherford International	864,375	*
		5,262,196
Food & Staples Retailing (1.2%)
29,900	CVS Caremark	1,123,642
Health Care Equipment & Supplies (3.3%)
30,300	Covidien PLC	1,612,869
25,800	Zimmer Holdings	1,630,560	*
		3,243,429
Health Care Providers & Services (5.1%)
32,800	Aetna Inc.	1,446,152
31,500	Medco Health Solutions	1,780,380	*
22,400	WellPoint Inc.	1,764,448
		4,990,980
Household Durables (2.0%)
1,350	NVR, Inc.	979,398	*
12,500	Whirlpool Corp.	1,016,500
		1,995,898

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.0%)
13,400	Energizer Holdings	$969,624	*
Insurance (3.4%)
27,600	Berkshire Hathaway Class B	2,135,964	*
26,800	MetLife, Inc.	1,175,716
		3,311,680
IT Services (2.6%)
69,500	Lender Processing Services	1,453,245
13,000	Visa Inc. Class A	1,095,380
		2,548,625
Machinery (3.2%)
2,700	Bucyrus International	247,482
10,100	Deere & Co.	832,745
24,600	Ingersoll-Rand PLC	1,117,086
31,000	Terex Corp.	881,950	*
		3,079,263
Media (1.4%)
31,600	McGraw-Hill Cos.	1,324,356
Metals & Mining (3.3%)
6,100	Cliffs Natural Resources	563,945
9,800	Freeport-McMoRan Copper & Gold	518,420
17,100	Teck Resources Class B	867,654
6,600	United States Steel	303,864
2,600	Walter Energy	301,080
30,400	Xstrata PLC	669,162
		3,224,125
Multi-Utilities (2.3%)
49,500	CenterPoint Energy	957,825
11,600	National Grid ADR	573,388
15,900	PG&E Corp.	668,277
		2,199,490
Multiline Retail (2.7%)
34,200	J.C. Penney	1,181,268
48,500	Macy's, Inc.	1,418,140
		2,599,408
Oil, Gas & Consumable Fuels (9.7%)
10,200	Apache Corp.	1,258,578
40,700	Canadian Natural Resources	1,703,702
47,900	Cenovus Energy	1,803,914
36,400	El Paso Corp.	735,280
16,700	EOG Resources	1,745,985
8,300	Kinder Morgan	238,459
36,200	Petroleo Brasileiro ADR	1,225,732
16,000	Southwestern Energy	686,080	*
		9,397,730

NUMBER OF SHARES		VALUE†
Personal Products (1.3%)
45,400	Avon Products	$1,271,200
Pharmaceuticals (3.5%)
50,100	Pfizer Inc.	1,032,060
25,700	Shire PLC ADR	2,421,197
		3,453,257
Semiconductors & Semiconductor Equipment (1.7%)
35,700	Intel Corp.	791,112
33,300	NXP Semiconductors	890,109	*
		1,681,221
Software (1.5%)
12,400	Check Point Software Technologies	704,940	*
21,500	Oracle Corp.	707,565
		1,412,505
Specialty Retail (3.2%)
39,900	Aeropostale, Inc.	698,250	*
39,400	Best Buy	1,237,554
50,800	Lowe's Cos.	1,184,148
		3,119,952
	Total Common Stocks (Cost $67,733,555)	93,741,655
Short-Term Investments (3.5%)
3,403,406	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,403,406)	3,403,406
	Total Investments (99.8%) (Cost $71,136,961)	97,145,061	##
	Cash, receivables and other assets, less liabilities (0.2%)	226,526
	Total Net Assets (100.0%)	$97,371,587

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Partners Portfolio

(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in

See Notes to Financial Statements

8

Notes to Schedule of Investments Partners Portfolio

(Unaudited) (cont'd)

determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$93,741,655	$—	$—	$93,741,655
Short-Term Investments	—	3,403,406	—	3,403,406
Total Investments	$93,741,655	$3,403,406	$—	$97,145,061

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $71,900,914. Gross unrealized appreciation of investments was $26,325,008 and gross unrealized depreciation of investments was $1,080,861, resulting in net unrealized appreciation of $25,244,147, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$97,145,061
Cash	8,171
Foreign currency	39,904
Dividends and interest receivable	91,655
Receivable for securities sold	519,177
Receivable for Fund shares sold	24,066
Prepaid expenses and other assets	15,999
Total Assets	97,844,033
Liabilities
Payable for securities purchased	327,462
Payable for Fund shares redeemed	17,008
Payable to investment manager (Note B)	42,763
Payable to administrator (Note B)	23,325
Accrued expenses and other payables	61,888
Total Liabilities	472,446
Net Assets at value	$97,371,587
Net Assets consist of:
Paid-in capital	$102,583,719
Undistributed net investment income (loss)	114,838
Accumulated net realized gains (losses) on investments	(31,344,938)
Net unrealized appreciation (depreciation) in value of investments	26,017,968
Net Assets at value	$97,371,587
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,310,796
Net Asset Value, offering and redemption price per share	$11.72
*Cost of Investments:
Unaffiliated issuers	$71,136,961
Total cost of foreign currency	$30,101

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$678,934
Interest income—unaffiliated issuers	2,692
Foreign taxes withheld	(20,532)
Total income	$661,094
Expenses:
Investment management fees (Note B)	271,037
Administration fees (Note B)	147,838
Audit fees	20,810
Custodian fees (Note A)	22,653
Insurance expense	2,848
Legal fees	26,901
Shareholder reports	23,179
Trustees' fees and expenses	27,273
Miscellaneous	3,129
Total expenses	545,668
Expenses reduced by custodian fee expense offset arrangement (Note A)	(2)
Total net expenses	545,666
Net investment income (loss)	$115,428
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,373,427
Foreign currency	727
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,558,273)
Foreign currency	3,981
Net gain (loss) on investments	3,819,862
Net increase (decrease) in net assets resulting from operations	$3,935,290

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	PARTNERS PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$115,428	$(17,786)
Net realized gain (loss) on investments	8,374,154	13,223,401
Change in net unrealized appreciation (depreciation) of investments	(4,554,292)	21,972
Net increase (decrease) in net assets resulting from operations	3,935,290	13,227,587
Distributions to Shareholders From (Note A):
Net investment income	—	(618,077)
From Fund Share Transactions (Note D):
Proceeds from shares sold	9,573,719	16,087,325
Proceeds from reinvestment of dividends and distributions	—	618,077
Payments for shares redeemed	(13,293,166)	(28,906,444)
Net increase (decrease) from Fund share transactions	(3,719,447)	(12,201,042)
Net Increase (Decrease) in Net Assets	215,843	408,468
Net Assets:
Beginning of period	97,155,744	96,747,276
End of period	$97,371,587	$97,155,744
Undistributed net investment income (loss) at end of period	$114,838	$—
Distributions in excess of net investment income at end of period	$—	$(590)

See Notes to Financial Statements

12

Notes to Financial Statements Partners Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $45,899.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, return of capital adjustments and distributions in excess of current earnings were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$618,077	$2,064,013	$—	$9,167,082	$618,077	$11,231,095

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$29,828,723	$(38,976,145)	$(9,147,422)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, return of capital adjustment, post October loss deferrals and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$38,975,555

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $11,430,911.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended

14

December 31, 2010, the Fund elected to defer $590 of net foreign currency losses arising between November 1, 2010 and December 31, 2010.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Premiums paid by the Fund upon purchasing a covered call option is recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2011 that require additional disclosures pursuant to ASC 815.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $2.

15

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2011, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund had no contingent liability to Management under its contractual expense limitation.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $19,824,697 and $25,009,824, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	818,932	1,574,233
Shares Issued on Reinvestment of Dividends and Distributions	—	60,008
Shares Redeemed	(1,128,640)	(2,869,528)
Total	(309,708)	(1,235,287)

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Partners Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$11.27		$9.82	$7.11	$20.76	$21.16	$21.41
Income From Investment Operations:
Net Investment Income (Loss)‡	.01		(.00)	.03	.08	.07	.12
Net Gains or Losses on Securities (both realized and unrealized)	.44		1.52	3.98	(10.78)	1.95	2.33
Total From Investment Operations	.45		1.52	4.01	(10.70)	2.02	2.45
Less Distributions From:
Net Investment Income	—		(.07)	(.24)	(.09)	(.15)	(.16)
Net Capital Gains	—		—	(1.06)	(2.86)	(2.27)	(2.54)
Total Distributions	—		(.07)	(1.30)	(2.95)	(2.42)	(2.70)
Net Asset Value, End of Period	$11.72		$11.27	$9.82	$7.11	$20.76	$21.16
Total Return††	3.99	%**	15.55%	56.23%	(52.37)%	9.28%	12.24%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$97.4		$97.2	$96.7	$217.9	$526.7	$631.2
Ratio of Gross Expenses to Average Net Assets#	1.11	%*	1.11%	1.05%	.95%	.91%	.91%
Ratio of Net Expenses to Average Net Assets	1.11	%*	1.11%	1.05%§	.94%§	.90%§	.91%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.23	%*	(.02)%	.34%	.53%	.33%	.57%
Portfolio Turnover Rate	21	%**	43%	41%	38%	43%	36%

See Notes to Financial Highlights

18

Notes to Financial Highlights Partners Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit (2007) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2009	2008	2007	2006
1.06%	.94%	.90%	.91%

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

20

Neuberger Berman
Advisers Management Trust
Regency Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2011

C0244 08/11

Regency Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio Class I provided a 5.86% return for the six months ended June 30, 2011, lagging its benchmark, the Russell Midcap® Value Index, which returned 6.69% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The equity markets' generally positive results obscure the significant volatility they incurred during the reporting period. After a sharp sell-off in March, followed by an equally sharp recovery in April, stocks declined again into early June due, in our opinion, to political and economic concerns regarding the Greek financial crisis and possible impacts on other European economies, signs of a flagging U.S. economic recovery, slowing conditions in China, spreading Middle East unrest as well as a related spike in crude oil prices. A late June rally, triggered in part by the Greek government's approval of an EU austerity program and retreating oil prices, helped stocks regain most of the lost ground.

Driven in part by the strong returns from managed care companies such as Coventry and CIGNA, the Portfolio's Health Care sector investments had the most positive impact on performance relative to the benchmark. In our view, managed care earnings will likely continue to benefit from low health care utilization due to the slow economic recovery. Another positive contributor within Health Care was Shire, which benefited from upward earnings revisions due to strength in both its core ADHD franchise and newer biotech products. Drug distributor AmerisourceBergen, another strong contributor, is perceived to be a major beneficiary of the coming wave of branded drugs coming off patents. Industrials benefited from strength in Owens Corning on healthy roofing and composites results, and from gains for Chicago Bridge & Iron on expectations of strong orders. Utilities have been beneficiaries of low interest rates and investors' migration into more defensive sectors. In our view, this is largely responsible for the strong relative returns from Utilities sector holdings such as CenterPoint Energy.

Information Technology sector investments had the most negative impact on relative performance. Lender Processing Services, which provides technology and services for banks' mortgage operations, did particularly poorly as earnings disappointed due at first to uncertainty regarding housing foreclosures and then due to a continued shutdown of the foreclosure process. Lam Research, a supplier of equipment and services to the semiconductor industry, retreated as a result of disappointing earnings guidance. Avnet, a distributor of electronic and technology products, lagged on concerns of softening order trends. The Portfolio's overweight in the Energy sector, among the worst performing sectors during the period, also penalized relative returns. Holdings in Newfield Exploration and Ship Finance International were the biggest negative contributors. The Portfolio remains overweighted in Energy because we believe tightening demand/supply conditions will continue to support high crude oil prices, which should benefit energy companies' earnings and cash flow. A weak fourth quarter 2010 earnings report and the lowering of guidance for 2011 hurt Energizer Holdings, a Consumer Staples holding.

During the reporting period, we did not make significant changes to the Portfolio's sector allocations. Its principle relative overweights are in Energy, Health Care and Consumer Discretionary. Its most substantial relative underweights are in Financials, Utilities and Consumer Staples. In all sectors, our primary focus remains on identifying individual stocks that are trading at compelling discounts to normalized, as opposed to more near-term, earnings.

Looking ahead, there are a number of factors that we think could negatively impact the stock market. Recent economic data have been somewhat mixed, reflecting a number of cross-currents. U.S. unemployment claims have remained elevated, the housing industry continues to be weak, and consumer sentiment has been marred by higher gas and food prices. A series of interest rate hikes in China aimed at cooling inflation have slowed economic growth there and affected a range of commodities prices. Meanwhile, last year's concerns over European debt have reemerged.

1

We believe there are also reasons to be optimistic. U.S. manufacturing data remain relatively strong, corporate profits are healthy, balance sheets continue to improve, and bank lending is slowly recovering. In addition, we believe interest rates are likely to remain low for the foreseeable future, and we believe that recent economic headwinds could ultimately prove relatively temporary. In our view, these factors coupled with reasonable valuations seem to suggest potential for continued upside for the broad equity indices.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Regency Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Regency Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.9%
Consumer Staples	2.5
Energy	11.8
Financials	26.8
Health Care	9.7
Industrials	12.2
Information Technology	7.6
Materials	4.6
Utilities	9.2
Short-Term Investments	0.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	Life of Fund*
Regency Portfolio Class I	08/22/2001	5.86%	37.62%	3.60%	7.40%
Regency Portfolio Class S2	04/29/2005	5.79%	37.44%	3.38%	7.27%
Russell Midcap® Value Index3		6.69%	34.28%	4.01%	8.67%
Russell Midcap® Index3		8.08%	38.47%	5.30%	8.40%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 08/22/2001.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.06% and 1.31% for Class I and Class S shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.26% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I shares and through 12/31/2020 for Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described indices and may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11	Expense Ratio
Class I	$1,000.00	$1,058.60	$5.46	1.07%
Class S	$1,000.00	$1,057.90	$6.38	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.49	$5.36	1.07%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Regency Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.0%)
Aerospace & Defense (2.1%)
51,400	Embraer SA ADR	$1,582,092
83,500	Spirit Aerosystems Holdings Class A	1,837,000	*
		3,419,092
Auto Components (1.7%)
51,700	Lear Corp.	2,764,916
Automobiles (0.8%)
31,300	Harley-Davidson	1,282,361
Beverages (1.1%)
41,800	Dr. Pepper Snapple Group	1,752,674
Building Products (2.9%)
112,100	Masco Corp.	1,348,563
91,100	Owens Corning	3,402,585	*
		4,751,148
Capital Markets (1.7%)
122,900	Invesco Ltd.	2,875,860
Commercial Banks (8.3%)
223,000	Fifth Third Bancorp	2,843,250
98,355	First Horizon National	938,307
288,100	Huntington Bancshares	1,889,936
61,900	KeyCorp	515,627
288,700	Regions Financial	1,789,940
104,900	SunTrust Banks	2,706,420
348,500	Synovus Financial	724,880
99,000	Zions Bancorp	2,376,990
		13,785,350
Construction & Engineering (1.3%)
55,600	Chicago Bridge & Iron	2,162,840
Containers & Packaging (1.4%)
75,600	Temple-Inland	2,248,344
Diversified Financial Services (2.9%)
125,500	Moody's Corp.	4,812,925
Electric Utilities (2.9%)
72,500	DPL Inc.	2,186,600
168,700	NV Energy	2,589,545
		4,776,145

NUMBER OF SHARES		VALUE†
Electrical Equipment (0.8%)
32,100	General Cable	$1,366,818	*
Electronic Equipment, Instruments & Components (3.2%)
33,300	Anixter International	2,175,822
96,900	Avnet, Inc.	3,089,172	*
		5,264,994
Energy Equipment & Services (4.9%)
58,700	Complete Production Services	1,958,232	*
89,400	McDermott International	1,771,014	*
26,700	National Oilwell Varco	2,088,207
16,900	Noble Corp.	666,029
39,000	Oceaneering International	1,579,500
		8,062,982
Food Products (0.2%)
5,500	J.M. Smucker	420,420
Gas Utilities (0.9%)
84,300	Questar Corp.	1,492,953
Health Care Providers & Services (7.8%)
42,300	Aetna Inc.	1,865,007
63,700	AmerisourceBergen Corp.	2,637,180
55,800	CIGNA Corp.	2,869,794
80,500	Coventry Health Care	2,935,835	*
36,400	MEDNAX, Inc.	2,627,716	*
		12,935,532
Household Durables (3.6%)
130,800	KB HOME	1,279,224
66,300	Newell Rubbermaid	1,046,214
2,200	NVR, Inc.	1,596,056	*
24,400	Whirlpool Corp.	1,984,208
		5,905,702
Household Products (1.1%)
25,500	Energizer Holdings	1,845,180	*
Insurance (9.1%)
73,700	Assurant, Inc.	2,673,099
109,800	Lincoln National	3,128,202
20,900	PartnerRe Ltd.	1,438,965
89,700	Principal Financial Group	2,728,674
61,500	Progressive Corp.	1,314,870
37,200	StanCorp Financial Group	1,569,468
67,500	W.R. Berkley	2,189,700
		15,042,978

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
IT Services (1.6%)
125,100	Lender Processing Services	$2,615,841
Machinery (4.9%)
34,400	AGCO Corp.	1,697,984	*
49,800	Ingersoll-Rand PLC	2,261,418
54,800	Terex Corp.	1,559,060	*
37,800	WABCO Holdings	2,610,468	*
		8,128,930
Media (2.1%)
12,500	Cablevision Systems Class A	452,625
73,300	McGraw-Hill Cos.	3,072,003
		3,524,628
Metals & Mining (3.2%)
22,400	Cliffs Natural Resources	2,070,880
46,500	Teck Resources Class B	2,359,410
18,200	United States Steel	837,928
		5,268,218
Multi-Utilities (5.2%)
58,300	Alliant Energy	2,370,478
124,500	CenterPoint Energy	2,409,075
111,000	CMS Energy	2,185,590
16,000	DTE Energy	800,320
17,100	OGE Energy	860,472
		8,625,935
Multiline Retail (3.1%)
61,700	J.C. Penney	2,131,118
102,700	Macy's, Inc.	3,002,948
		5,134,066
Oil, Gas & Consumable Fuels (6.7%)
123,400	Denbury Resources	2,468,000	*
26,200	Newfield Exploration	1,782,124	*
22,900	Noble Energy	2,052,527
34,733	Ship Finance International	625,888
26,500	Southwestern Energy	1,136,320	*
31,000	Whiting Petroleum	1,764,210	*
35,000	World Fuel Services	1,257,550
		11,086,619
Pharmaceuticals (1.7%)
29,500	Shire PLC ADR	2,779,195
Real Estate Investment Trusts (4.5%)
16,300	Alexandria Real Estate Equities	1,261,946
70,900	Annaly Capital Management	1,279,036
13,726	Boston Properties	1,457,152
31,086	Macerich Co.	1,663,101
18,504	Vornado Realty Trust	1,724,203
		7,385,438

NUMBER OF SHARES		VALUE†
Semiconductors & Semiconductor Equipment (2.9%)
36,000	Lam Research	$1,594,080	*
60,000	NXP Semiconductors	1,603,800	*
145,600	ON Semiconductor	1,524,432	*
		4,722,312
Specialty Retail (3.4%)
83,800	Aeropostale, Inc.	1,466,500	*
121,000	Chico's FAS	1,842,830
58,300	Limited Brands	2,241,635
		5,550,965
	Total Common Stocks (Cost $111,433,239)	161,791,361
Short-Term Investments (0.7%)
1,128,001	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,128,001)	1,128,001
	Total Investments (98.7%) (Cost $112,561,240)	162,919,362	##
	Cash, receivables and other assets, less liabilities (1.3%)	2,215,289
	Total Net Assets (100.0%)	$165,134,651

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Regency Portfolio

(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values

See Notes to Financial Statements

8

Notes to Schedule of Investments Regency Portfolio

(Unaudited) (cont'd)

are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$161,791,361	$—	$—	$161,791,361
Short-Term Investments	—	1,128,001	—	1,128,001
Total Investments	$161,791,361	$1,128,001	$—	$162,919,362

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $115,857,875. Gross unrealized appreciation of investments was $49,238,380 and gross unrealized depreciation of investments was $2,176,893, resulting in net unrealized appreciation of $47,061,487, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$162,919,362
Cash	1
Dividends and interest receivable	216,966
Receivable for securities sold	4,572,720
Receivable for Fund shares sold	500,454
Prepaid expenses and other assets	4,330
Total Assets	168,213,833
Liabilities
Payable for securities purchased	2,052,095
Payable for Fund shares redeemed	783,056
Payable to investment manager (Note B)	77,653
Payable to administrator—net (Note B)	42,463
Accrued expenses and other payables	123,915
Total Liabilities	3,079,182
Net Assets at value	$165,134,651
Net Assets consist of:
Paid-in capital	$158,393,956
Undistributed net investment income (loss)	887,956
Accumulated net realized gains (losses) on investments	(44,505,553)
Net unrealized appreciation (depreciation) in value of investments	50,358,292
Net Assets at value	$165,134,651
Net Assets
Class I	$103,393,137
Class S	61,741,514
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,358,470
Class S	3,518,884
Net Asset Value, offering and redemption price per share
Class I	$16.26
Class S	17.55
*Cost of Investments:
Unaffiliated issuers	$112,561,240

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,317,706
Interest income—unaffiliated issuers	6,280
Foreign taxes withheld	(9,749)
Total income	$1,314,237
Expenses:
Investment management fees (Note B)	536,627
Administration fees (Note B):
Class I	196,281
Class S	96,425
Distribution fees (Note B):
Class S	80,354
Audit fees	20,810
Custodian fees (Note A)	37,831
Insurance expense	4,911
Legal fees	54,049
Shareholder reports	66,123
Trustees' fees and expenses	27,273
Miscellaneous	5,976
Total expenses	1,126,660
Expenses reimbursed by Management (Note B)	(24,448)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	1,102,211
Net investment income (loss)	$212,026
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	19,196,937
Foreign currency	96
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(8,251,000)
Foreign currency	(20)
Net gain (loss) on investments	10,946,013
Net increase (decrease) in net assets resulting from operations	$11,158,039

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	REGENCY PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$212,026	$752,698
Net realized gain (loss) on investments	19,197,033	16,436,554
Change in net unrealized appreciation (depreciation) of investments	(8,251,020)	24,835,018
Net increase (decrease) in net assets resulting from operations	11,158,039	42,024,270
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(895,174)
Class S	—	(191,283)
Total distributions to shareholders	—	(1,086,457)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	6,436,326	49,423,172
Class S	5,577,268	11,006,720
Proceeds from reinvestment of dividends and distributions:
Class I	—	895,174
Class S	—	191,283
Payments for shares redeemed:
Class I	(45,141,154)	(28,829,668)
Class S	(10,005,525)	(20,364,903)
Net increase (decrease) from Fund share transactions	(43,133,085)	12,321,778
Net Increase (Decrease) in Net Assets	(31,975,046)	53,259,591
Net Assets:
Beginning of period	197,109,697	143,850,106
End of period	$165,134,651	$197,109,697
Undistributed net investment income (loss) at end of period	$887,956	$675,930

See Notes to Financial Statements

12

Notes to Financial Statements Regency Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $2,623.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and

13

differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, return of capital distributions from real estate investment trusts ("REITs") and non-taxable dividend adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$1,086,457	$1,830,739	$—	$1,837,245	$1,086,457	$3,667,984

As of December 31, 2010, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$675,930	$—	$54,600,239	$(59,693,513)	$(4,417,344)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, REIT basis adjustments, and non-taxable dividend adjustments for common stocks.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$59,693,513

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $15,050,561.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally comprised of

14

income, capital gains, and/or return of capital, but the REITs do not report this information to the Fund until the following calendar year. As a result, the Fund will estimate these amounts when reporting the character of income and distributions within the financial statements. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. Based on past experience, it is possible that a portion of the Fund's distributions during the current fiscal period will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal period-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099. For the six months ended June 30, 2011, the Fund did not estimate any REIT distributions.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $1.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2011
Class I	1.50%	12/31/14	$—
Class S	1.25%	12/31/20	24,448

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class I shares had

16

no contingent liability to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	2014	Total
Class S	$32,214	$31,454	$24,448	$88,116

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $22,246,167 and $63,719,767, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

For the Six Months Ended June 30, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	397,055	—	(2,802,491)	(2,405,436)
Class S	322,079	—	(572,846)	(250,767)

For the Year Ended December 31, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	3,846,396	64,401	(2,170,042)	1,740,755
Class S	785,229	12,735	(1,400,742)	(602,778)

17

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$15.36		$12.26	$8.60	$16.23	$16.21	$15.50
Income From Investment Operations:
Net Investment Income (Loss)‡	.02		.07	.07	.10	.17	.13
Net Gains or Losses on Securities (both realized and unrealized)	.88		3.13	3.93	(7.53)	.39	1.55
Total From Investment Operations	.90		3.20	4.00	(7.43)	.56	1.68
Less Distributions From:
Net Investment Income	—		(.10)	(.18)	(.17)	(.08)	(.07)
Net Capital Gains	—		—	(.16)	(.03)	(.46)	(.90)
Total Distributions	—		(.10)	(.34)	(.20)	(.54)	(.97)
Net Asset Value, End of Period	$16.26		$15.36	$12.26	$8.60	$16.23	$16.21
Total Return††	5.86	%**	26.18%	46.56%	(45.82)%	3.30%	11.17%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$103.4		$134.6	$86.1	$74.8	$217.3	$242.0
Ratio of Gross Expenses to Average Net Assets#	1.07	%*	1.06%	1.06%	.97%	.93%	.96%
Ratio of Net Expenses to Average Net Assets	1.07	%*	1.06%	1.06%§	.96%§	.92%§	.95%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.27	%*	.54%	.67%	.76%	1.03%	.80%
Portfolio Turnover Rate	12	%**	39%	51%	66%	58%	53%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$16.59		$13.21	$9.22	$17.37	$17.35	$16.56
Income From Investment Operations:
Net Investment Income (Loss)‡	.01		.04	.06	.08	.14	.10
Net Gains or Losses on Securities (both realized and unrealized)	.95		3.39	4.20	(8.06)	.41	1.66
Total From Investment Operations	.96		3.43	4.26	(7.98)	.55	1.76
Less Distributions From:
Net Investment Income	—		(.05)	(.11)	(.14)	(.07)	(.07)
Net Capital Gains	—		—	(.16)	(.03)	(.46)	(.90)
Total Distributions	—		(.05)	(.27)	(.17)	(.53)	(.97)
Net Asset Value, End of Period	$17.55		$16.59	$13.21	$9.22	$17.37	$17.35
Total Return††	5.79	%**	25.99%	46.16%	(45.95)%	3.05%	10.94%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$61.7		$62.5	$57.8	$119.7	$151.3	$55.7
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.23%	1.19%	1.23%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.22%	1.18%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	.11	%*	.30%	.61%	.58%	.80%	.56%
Portfolio Turnover Rate	12	%**	39%	51%	66%	58%	53%

See Notes to Financial Highlights

20

Notes to Financial Highlights Regency Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the ratios of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Regency Portfolio Class S	1.22%

After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Regency Portfolio Class I	—	—	1.06%	.96%	.93%	.95%
Regency Portfolio Class S	1.33%	1.30%	1.29%	1.22%	1.18%	1.23%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2011

80374 08/11

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio Class I posted a 1.16% return for the six months ended June 30, 2011, outperforming its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, which returned 1.05% for the same period.

The first and second halves of the reporting period were a study in contrasts for the U.S. fixed income market. When the period began, there were general expectations for a strengthening economy and inflationary concerns given sharply higher oil and food prices. Despite a host of geopolitical issues, including unrest in the Middle East and Northern Africa, the ongoing European sovereign debt crisis and the devastating earthquake and tsunami in Japan, Treasury yields moved higher (and Treasury prices moved lower) during the first half of the reporting period, and non-Treasury fixed income securities generally produced solid returns.

The economy stumbled in the second half of the period as unemployment in the U.S. moved higher, the housing market continued to weaken and consumer spending—which accounts for roughly 70% of gross domestic product—faltered. In addition, global supply disruptions in the aftermath of the natural disasters in Japan negatively impacted the manufacturing sector and there was an escalation in the European sovereign debt crisis. Against this backdrop, investors' risk aversion increased as they flocked to the perceived safety of Treasuries. In contrast, most non-Treasury securities generated relatively weak results compared with their Treasury counterparts.

Given the dramatic shift in investor sentiment, many of the strategies that initially supported the Portfolio, in particular its overweight, relative to the benchmark, in non-Treasury securities, gave back a portion of their gains as the reporting period progressed. For example, while the Portfolio's exposure to investment grade corporate bonds contributed to performance for the reporting period as a whole, their spreads (the difference in yield between Treasuries and other bond sectors) widened in May and June.

The non-agency mortgage-backed security (MBS) sector was also adversely impacted by the flight to quality during the second half of the period, as it served to temper investor demand. Exacerbating the situation was a glut of new supply, which flooded the market at a time when risk aversion was peaking. All told, the Portfolio's non-agency MBS exposure detracted from results during the reporting period.

Also impacting the Portfolio's performance was its duration and yield curve positioning. Having a shorter duration than the benchmark was not rewarded as interest rates declined during the reporting period. However, this was more than offset by the positives associated with the Portfolio's positioning on the yield curve. The Portfolio utilized Treasury futures to manage duration and yield curve positioning.

A number of adjustments were made to the Portfolio during the reporting period. We significantly reduced exposure to Treasury securities as two-year rates fell to a near record low in June. The proceeds were diversified into a number of sectors that we felt offered better value, including agency MBS, commercial mortgage-backed securities, fixed-rate asset-backed securities and, to a lesser extent, investment grade corporate bonds. In addition, given the extremely low interest rate environment, we further reduced the Portfolio's duration in early June and moved even further shorter than the benchmark.

Despite the recent soft patch, we currently feel that the economic recovery will continue, although growth could in our opinion be far from robust given ongoing weakness in the labor and housing markets. However, we believe that the economy may surprise somewhat on the upside if oil prices further moderate and consumer spending improves. While most spread sectors lagged Treasuries during the second quarter, we feel that they remain attractive given our expectations for a continued economic expansion, manageable core inflation and low short-term rates. We are also comfortable

1

maintaining our current exposure in non-agency MBS. While their prices have weakened in recent months, in our view, they offer attractive risk-adjusted yields.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Portfolio are subject to change.

2

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.7%
Corporate Debt Securities	30.1
Mortgage-Backed Securities	44.5
U.S. Government Agency Securities	4.3
U.S. Treasury Securities	3.9
Short-Term Investments	3.1
Cash, receivables and other assets, less liabilites	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Six Month Period	Average Annual Total Return Ended 06/30/2011
	Inception Date	Ended 06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Short Duration Bond Portfolio Class I	09/10/1984	1.16%	2.93%	2.46%	2.72%	5.68%
Barclays Capital 1-3 Year U.S. Government/Credit Index2		1.05%	1.90%	4.52%	4.01%	6.46%

Performance data quoted represent past performance, which is no guaranteeof future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 09/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 0.81% for Class I shares (prior to any fee waivers and/or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described index and may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class I	$1,000.00	$1,011.60	$4.09
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.73	$4.11

*  Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Short Duration Bond Portfolio

(Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.9%)
$8,000,000	U.S. Treasury Bills, 0.07%, due 12/22/11	$7,997,313
2,820,000	U.S. Treasury Notes, 2.00%, due 11/30/13	2,913,852
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $10,918,776)	10,911,165
U.S. Government Agency Securities (4.3%)
8,500,000	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Medium-Term Notes, 0.55%, due 3/30/12	8,519,626	µ@
3,450,000	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.47%, due 6/15/12	3,460,754	µ@
	Total U.S. Government Agency Securities (Cost $11,950,000)	11,980,380
Mortgage-Backed Securities (44.5%)
Adjustable Alt-B Mixed Balance (0.4%)
1,351,638	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.69%, due 7/25/35	1,015,119	µ
Adjustable Jumbo Balance (7.5%)
3,574,295	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 2.99%, due 4/19/36	2,601,647	µ
2,972,896	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.79%, due 12/25/34	2,840,163	µ
18,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 2.77%, due 10/25/35	15,523,182	µ
		20,964,992
Adjustable Mixed Balance (2.5%)
3,461,367	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 4.76%, due 9/20/36	1,968,348	µ
2,295,008	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.75%, due 5/25/34	2,086,614	µ
2,936,927	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.75%, due 11/25/35	2,357,630	µ
563,063	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.32%, due 6/19/34	442,206	µ
		6,854,798
Commercial Mortgage-Backed (22.0%)
1,885,211	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38	1,893,027
7,324,579	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	7,551,000
2,450,000	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	2,598,796	µØØ
755,044	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.37%, due 1/15/46	790,575	µ
4,650,000	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	4,771,624
182,877	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A1, 5.10%, due 9/15/40	182,712
3,288,025	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	3,328,909
2,907,432	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	3,025,875
504,693	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.50%, due 1/11/17	508,323
10,609,112	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/16/46	10,687,222	ñ
500,368	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	501,276
4,225,000	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.02%, due 7/15/37	4,398,827	µ
3,249,039	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	3,322,570	ñ

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
$7,250,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	$7,554,291	µ
1,782,662	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	1,792,424	ñ
4,220,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	4,311,935	µ
3,701,900	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	3,780,161	ñ
		60,999,547
Mortgage-Backed Non-Agency (1.8%)
1,180,066	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,259,694	ñ
3,073,518	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	3,131,939	ñ
619,082	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	639,643	ñ
		5,031,276
Fannie Mae (6.0%)
763,386	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.41%, due 9/26/33	743,182	µ
5,893,184	Pass-Through Certificates, 6.00%, due 11/1/37	6,483,809
7,458,922	Pass-Through Certificates, 5.50%, due 7/1/38	8,073,380
1,274,396	Whole Loan, Ser. 2004-W8, Class PT, 11.33%, due 6/25/44	1,417,450	µØØ
		16,717,821
Freddie Mac (4.3%)
9,765	Pass-Through Certificates, 10.00%, due 4/1/20	11,348
1,785,140	Pass-Through Certificates, 8.00%, due 11/1/26	2,040,570
1,251,898	Pass-Through Certificates, 8.50%, due 10/1/30	1,444,789
7,900,000	Pass-Through Certificates, 5.50%, due 11/1/37	8,553,263
		12,049,970
	Total Mortgage-Backed Securities (Cost $128,827,483)	123,633,523
Corporate Debt Securities (30.1%)
Banks (11.9%)
5,700,000	Citigroup, Inc., Senior Unsecured Notes, 6.00%, due 12/13/13	6,197,490
4,250,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.25%, due 10/15/13	4,559,991
6,500,000	JP Morgan Chase & Co., Senior Unsecured Medium-Term Notes, 2.05%, due 1/24/14	6,548,399
4,075,000	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	4,289,797
5,200,000	Morgan Stanley, Senior Unsecured Notes, 2.88%, due 1/24/14	5,261,995
6,000,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	6,065,142
		32,922,814
Beverages (1.3%)
3,350,000	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	3,631,986
Diversified Financial Services (6.4%)
4,240,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	4,564,534
1,990,000	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	2,049,397
2,165,000	Caterpillar Financial Services Corp., Senior Notes, 1.65%, due 4/1/14	2,190,547
1,760,000	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	1,777,551	ñ
6,500,000	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	7,220,908	ØØ
		17,802,937
Food (0.7%)
1,720,000	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	1,805,823

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
Insurance (0.9%)
$2,310,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	$2,330,527
Media (4.1%)
3,250,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	3,557,525
3,430,000	NBC Universal, Inc., Senior Unsecured Notes, 2.10%, due 4/1/14	3,475,499	ñ
4,240,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	4,432,390
		11,465,414
Office/Business Equipment (1.1%)
2,990,000	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	3,108,748
Retail (1.2%)
3,100,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	3,387,482
Telecommunications (2.5%)
3,495,000	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	3,531,152
3,380,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	3,435,016
		6,966,168
	Total Corporate Debt Securities (Cost $82,148,137)	83,421,899
Asset-Backed Securities (13.7%)
2,000,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.34%, due 4/25/36	1,304,568	µ
2,691,648	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.32%, due 10/25/36	1,437,089	µ
3,425,000	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	3,429,685
3,300,000	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	3,320,615
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.34%, due 11/25/36	784,569	µ
2,232,515	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.37%, due 2/25/36	1,842,133	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.45%, due 2/25/37	1,716,040	µ
2,014,894	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.37%, due 6/25/36	1,687,408	µ
1,157,180	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.37%, due 8/25/36	984,273	µ
2,049,373	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.37%, due 9/25/36	1,683,961	µ
8,325,000	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	8,350,781
5,885,000	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	5,913,595
366,050	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.28%, due 11/25/36	349,793	µ
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	0	#µ*
82,829	Merrill Lynch Mortgage Investors Trust, Ser. 2006-MLN1, Class A2A, 0.26%, due 7/25/37	81,140	µ
1,820,588	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.42%, due 1/25/36	1,287,689	µ
5,009,218	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.36%, due 6/25/36	3,814,164	µ
	Total Asset-Backed Securities (Cost $46,929,931)	37,987,503
NUMBER OF SHARES
Short-Term Investments (3.1%)
8,711,376	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,711,376)	8,711,376
	Total Investments (99.6%) (Cost $289,485,703)	276,645,846	##
	Cash, receivables and other assets, less liabilities (0.4%)	991,179
	Total Net Assets (100.0%)	$277,637,025

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at market close.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$10,911,165	$—	$10,911,165
U.S. Government Agency Securities	—	11,980,380	—	11,980,380
Mortgage-Backed Securities^	—	123,633,523	—	123,633,523
Corporate Debt Securities^	—	83,421,899	—	83,421,899
Asset-Backed Securities	—	37,987,503	0	37,987,503
Short-Term Investments	—	8,711,376	—	8,711,376
Total Investments	$—	$276,645,846	$0	$276,645,846

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 6/30/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/11
Asset-Backed Securities	$0	$—	$—	$—	$—	$—	$—	$0	$0

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Futures Contracts	$14,218	$—	$—	$14,218

See Notes to Financial Statements

10

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $290,725,114. Gross unrealized appreciation of investments was $1,633,382 and gross unrealized depreciation of investments was $15,712,650, resulting in net unrealized depreciation of $14,079,268, based on cost for U.S. federal income tax purposes.

#  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At June 30, 2011, these securities amounted to approximately $0 or 0.0% of net assets for Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of June 30, 2011	Fair Value Percentage of Net Assets as of June 30, 2011
Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	9/14/07	$1,123,518	0.2%	$0	0.0%

ØØ  All or a portion of this security is segregated in connection with obligations for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2011 and their final maturity dates.

@  This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At June 30, 2011, these securities amounted to $11,980,380 or 4.3% of net assets for the Fund.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may  be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2011, these securities amounted to $29,866,703 or 10.8% of net assets for the Fund.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$276,645,846
Cash	13,186
Interest receivable	1,524,203
Receivable for securities sold	3,198,259
Receivable for Fund shares sold	126,184
Receivable for variation margin (Note A)	547
Prepaid expenses and other assets	6,691
Total Assets	281,514,916
Liabilities
Payable for securities purchased	2,926,240
Payable for Fund shares redeemed	682,286
Payable to investment manager (Note B)	57,452
Payable to administrator (Note B)	91,924
Accrued expenses and other payables	119,989
Total Liabilities	3,877,891
Net Assets at value	$277,637,025
Net Assets consist of:
Paid-in capital	$351,087,919
Undistributed net investment income (loss)	12,352,136
Accumulated net realized gains (losses) on investments	(72,977,391)
Net unrealized appreciation (depreciation) in value of investments	(12,825,639)
Net Assets at value	$277,637,025
Shares Outstanding ($.001 par value; unlimited shares authorized)	24,510,575
Net Asset Value, offering and redemption price per share	$11.33
* Cost of Investments:
Unaffiliated issuers	$289,485,703

See Notes to Financial Statements

12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$3,585,833
Expenses:
Investment management fees (Note B)	353,252
Administration fees (Note B)	565,204
Audit fees	21,826
Custodian fees (Note A)	48,035
Insurance expense	10,970
Legal fees	80,641
Shareholder reports	38,797
Trustees' fees and expenses	27,273
Miscellaneous	14,185
Total expenses	1,160,183
Expenses reduced by custodian fee expense offset arrangement (Note A)	(190)
Total net expenses	1,159,993
Net investment income (loss)	$2,425,840
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(3,830,951)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,592,415
Financial futures contracts	14,218
Net gain (loss) on investments	775,682
Net increase (decrease) in net assets resulting from operations	$3,201,522

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2011	Year Ended December 31, 2010 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,425,840	$6,950,330
Net realized gain (loss) on investments	(3,830,951)	(7,542,158)
Change in net unrealized appreciation (depreciation) of investments	4,606,633	18,293,777
Net increase (decrease) in net assets resulting from operations	3,201,522	17,701,949
Distributions to Shareholders From (Note A):
Net investment income	—	(16,456,190)
From Fund Share Transactions (Note D):
Proceeds from shares sold	15,258,925	50,066,723
Proceeds from reinvestment of dividends and distributions	—	16,456,190
Payments for shares redeemed	(28,131,979)	(130,499,796)
Net increase (decrease) from Fund share transactions	(12,873,054)	(63,976,883)
Net Increase (Decrease) in Net Assets	(9,671,532)	(62,731,124)
Net Assets:
Beginning of period	287,308,557	350,039,681
End of period	$277,637,025	$287,308,557
Undistributed net investment income (loss) at end of period	$12,352,136	$9,926,296

See Notes to Financial Statements

14

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

15

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

Distributions Paid From:
Ordinary Income		Total
2010	2009	2010	2009
$16,456,190	$26,930,221	$16,456,190	$26,930,221

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$9,926,296	$(19,565,585)	$(67,013,127)	$(76,652,416)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, post October loss deferrals and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2012	2013	2014	2015	2016	2017	2018
$2,710,070	$4,632,986	$3,820,726	$514,506	$—	$45,541,698	$7,896,656

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2010, the Fund elected to defer $1,896,485 of net capital losses arising between November 1, 2010 and December 31, 2010.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

16

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended June 30, 2011, the Fund's use of derivatives was limited to financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

17

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2011, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At June 30, 2011, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
September 2011	35 U.S. Treasury Notes, 2 Year	Short	$14,218

During the six months ended June 30, 2011, the average notional amount of financial futures contracts was ($2,333,333).

At June 30, 2011, the Fund had deposited $93,183 in Fannie Mae Whole Loan, 11.33%, due 6/25/44, to cover margin requirements on open financial futures contracts.

At June 30, 2011, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Interest Rate Risk
Futures Contracts(1)	$14,218
Total Value	$14,218

(1)  Reflected in the Statement of Assets and Liabilities; included under the caption "Net unrealized appreciation (depreciation) in value of investments," and is the cumulative appreciation (depreciation) of futures contracts as of June 30, 2011 as shown in "Futures Contracts" above. The outstanding variation margin as of June 30, 2011, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2011, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures Contracts	$—	Net realized
Total Realized Gain (Loss)	$—	gain (loss) on financial futures contracts

Change in Appreciation (Depreciation)

	Interest Rate Risk
Futures Contracts	$14,218	Change in net unrealized
Total Change in Appreciation (Depreciation)	$14,218	appreciation (depreciation) in value of financial futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In

18

addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $190.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. As sub-adviser Neuberger Berman Fixed Income LLC ("NBFI") receives a monthly fee paid by Management. The Fund does not pay a fee directly to NBFI for such services.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2011, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund had no contingent liability to Management under its contractual expense limitation.

NBFI, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

19

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the six months ended June 30, 2011 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$65,676,229	$70,116,822	$105,544,964	$51,144,659

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	1,354,218	4,345,642
Shares Issued on Reinvestment of Dividends and Distributions	—	1,462,773
Shares Redeemed	(2,490,947)	(11,347,290)
Total	(1,136,729)	(5,538,875)

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$11.20		$11.22	$10.71	$13.00	$12.76	$12.64
Income From Investment Operations:
Net Investment Income (Loss)‡	.10		.24	.43	.53	.59	.51
Net Gains or Losses on Securities (both realized and unrealized)	.03		.36	.98	(2.23)	.02	.02
Total From Investment Operations	.13		.60	1.41	(1.70)	.61	.53
Less Distributions From:
Net Investment Income	—		(.62)	(.90)	(.59)	(.37)	(.41)
Net Asset Value, End of Period	$11.33		$11.20	$11.22	$10.71	$13.00	$12.76
Total Return††	1.16	%**	5.28%	13.33%	(13.43)%	4.77%	4.20%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$277.6		$287.3	$350.0	$445.5	$623.0	$418.7
Ratio of Gross Expenses to Average Net Assets#	.82	%*	.81%	.79%	.74%	.73%	.75%
Ratio of Net Expenses to Average Net Assets	.82	%*	.81%	.79%§	.74%	.73%	.75%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72	%*	2.07%	3.87%	4.35%	4.51%	3.97%
Portfolio Turnover Rate	49	%**	70%	47%	46%	69%	86%

See Notes to Financial Highlights

21

Notes to Financial Highlights Short Duration Bond Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit (2006) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2009	2008	2007	2006
.79%	—	—	.75%

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust
Small Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2011

D012 08/11

Small Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio provided an 11.01% return for the six months ended June 30, 2011 and outperformed its benchmark, the Russell 2000® Growth Index, which posted an 8.59% return.

In the first half of 2011, the market saw a mix of performance across the equity spectrum with an ongoing rotation of "risk on" and "risk off" investor sentiment. We are encouraged by the market's and economic recovery's resilience in overcoming turmoil in the Middle East, the crisis in Japan and the end of QE2. However, economic data continue to show signs of slowing growth, and the risk of contagion from Europe's debt issues, China's potential economic slowdown, and political posturing in advance of the 2012 election has perpetuated an aura of pessimism around the recovery. Persistent negative consumer sentiment—driven by unemployment and housing concerns and commodity price inflation—is a negative as well, in contrast to cautiously optimistic sentiment from corporations that are flush with cash and generating positive financial results.

After facing headwinds related to our investment style category during 2009 and 2010, the Portfolio benefited this period from a market shift in favor of the higher quality segment of the small-cap growth market, which is typically characterized by higher market capitalization, higher priced and lower beta stocks (the latter term referring to a tendency to trade with the overall market). Faced with the reality of subdued economic growth, investors preferred the high-quality, fundamentally strong organic growers we focus on over the lower-quality and more speculative names that have led since the market's lows in March of 2009. While we benefited from this quality shift, the largest positive effect on performance came from stock selection.

Following the annual rebalancing of its benchmark in June, the Portfolio was overweighted, relative to the benchmark, in Consumer Discretionary, Consumer Staples, Health Care and Information Technology (IT), and underweighted in Energy and Financials. From an attribution standpoint, absolute returns were positive across all sectors. On a relative basis, Industrials, Health Care and Financials were the top contributors to performance, while Consumer Discretionary and IT slightly detracted.

By far the most positive sectors for the Portfolio this period were Health Care and Industrials. Within those sectors, several longer-term holdings outperformed significantly. In Industrials, the largest positive contributors were HEICO and Polypore. HEICO, a replacement part manufacturer, continues to benefit from a recovery in the aerospace industry. Polypore's battery membrane products have benefitted from the growth of smart phones and tablet computers. In Health Care, Zoll Medical has a core defibrillator business that continues to perform well and their development pipeline is strong, with products such as a "life vest" monitor for patients awaiting heart surgery. SXC Health Solutions, a pharmacy benefits manager, was also significantly additive. Elsewhere within the Portfolio, positive contributions came from Fortinet, an IT holding specializing in network security, and Tractor Supply, a retailer within the Consumer Discretionary sector focused on hobby farming.

Looking at our 10 top contributors versus the 10 most significant detractors this period, the impact to performance from stock picking becomes clear, with the benefit from the contributors being more than double the drag from detractors. Significant disappointments this period included Salix Pharmaceuticals, which we sold on negative news on a gastrointestinal product, and Magnum Hunter, a gas and oil name that underperformed and was sold as the potential of several current drilling programs was questioned. LogMeIn, SFN Group and Impax Labs were also detrimental this period and were sold.

The Portfolio did not experience significant merger and acquisition activity during the period, with only two holdings, Global Defense Technology and Savvis, receiving buy-out offers. We expect to see M&A activity continue as companies continue to deploy their strong cash positions toward future competitive advantages.

Over the past six months, we gradually added to our Health Care allocation, finding good valuations, catalysts for outperformance, and continued solid earnings. Thematically, we have continued to invest in health care equipment innovators and companies involved in cost containment. Other themes have included high growth retailing companies,

1

such as Tractor Supply, Peet's Coffee & Tea, Sally Beauty and PriceSmart, a warehouse club with international exposure. Within IT, cloud computing has been a significant theme, with Keynote, Aruba and Cavium as examples. Fortinet, LivePerson and TIBCO have been representatives of our database and security software theme. Our thematic positions have been based on broadly improving data, information from company meetings, and the positive growth trends and catalysts that we have identified across various markets. Other themes have included human resources and talent management, smart phones and tablet computers.

We continue to focus on identifying high-quality growth companies with innovative and new products and services, global aspirations, exceptional top-line growth, and the management teams, strategic positions, operating models, and balance sheet strength needed to succeed in a competitive global economy. We are optimistic that the higher quality biases, favoring active management and bottom-up fundamental-driven stock selection, that have driven performance this period are sustainable. We believe quality tends to shine when investors are discriminating and mindful of risk. Given the potential for a future scarcity of strong earnings and revenue growth and the prevailing headwinds in the market, we remain confident that now is the time to embrace higher quality.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Portfolio are subject to change. The AMT Small Cap Growth Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Small Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.4%
Consumer Staples	4.3
Energy	6.7
Financials	5.3
Health Care	19.9
Industrials	14.3
Information Technology	26.1
Materials	4.4
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/11
	Date	06/30/11	1 Year	5 Years	Life of Fund*
Small Cap Growth Portfolio Class S	7/12/2002	11.01%	41.33%	0.29%	4.55%
Russell 2000® Growth Index2		8.59%	43.50%	5.79%	10.00%
Russell 2000® Index2		6.21%	37.41%	4.08%	9.35%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 07/12/2002.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 2.28% for Class S shares (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.41% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization. As of the latest reconstitution the smallest company's market capitalization was roughly $130 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described indices and may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11
Class S	$1,000.00	$1,110.10	$7.32
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.85	$7.00

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Small Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (100.3%)
Aerospace & Defense (3.3%)
11,943	HEICO Corp.	$653,760
Air Freight & Logistics (1.2%)
6,200	Hub Group Class A	233,492	*
Capital Markets (1.4%)
18,300	HFF Inc. Class A	276,147	*
Chemicals (1.4%)
20,700	Zagg Inc.	277,380	*
Commercial Banks (1.1%)
8,600	Texas Capital Bancshares	222,138	*
Commercial Services & Supplies (1.3%)
13,100	Interface, Inc. Class A	253,747
Communications Equipment (2.7%)
10,300	Aruba Networks	304,365	*
5,800	Riverbed Technology	229,622	*
		533,987
Consumer Finance (1.7%)
8,100	First Cash Financial Services	340,119	*
Diversified Consumer Services (1.3%)
5,700	Steiner Leisure	260,376	*
Diversified Financial Services (1.2%)
2,700	Portfolio Recovery Associates	228,933	*
Electrical Equipment (1.7%)
4,900	Polypore International	332,416	*
Electronic Equipment, Instruments & Components (0.7%)
3,300	DTS, Inc.	133,815	*
Energy Equipment & Services (3.9%)
2,000	CARBO Ceramics	325,900
6,200	Complete Production Services	206,832	*
6,300	Superior Energy Services	233,982	*
		766,714
Food & Staples Retailing (1.8%)
6,700	PriceSmart, Inc.	343,241

NUMBER OF SHARES		VALUE†
Food Products (2.6%)
4,100	Diamond Foods	$312,994
6,100	Hain Celestial Group	203,496	*
		516,490
Health Care Equipment & Supplies (8.0%)
6,100	Hill-Rom Holdings	280,844
6,400	Neogen Corporation	289,344	*
5,400	Sirona Dental Systems	286,740	*
13,200	Volcano Corp.	426,228	*
5,200	Zoll Medical	294,632	*
		1,577,788
Health Care Providers & Services (6.9%)
9,300	Accretive Health	267,747	*
3,100	Air Methods	231,694	*
2,700	HMS Holdings	207,549	*
6,700	IPC The Hospitalist	310,545	*
13,900	U.S. Physical Therapy	343,747
		1,361,282
Health Care Technology (3.9%)
3,400	Computer Programs and Systems	215,832
3,000	Quality Systems	261,900
4,900	SXC Health Solutions	288,708	*
		766,440
Hotels, Restaurants & Leisure (3.6%)
22,200	Orient-Express Hotels Class A	238,650	*
1,800	Panera Bread Class A	226,188	*
4,200	Peet's Coffee & Tea	242,340	*
		707,178
Internet & Catalog Retail (1.4%)
4,600	Shutterfly, Inc.	264,132	*
Internet Software & Services (7.2%)
21,100	Keynote Systems	456,393
28,600	LivePerson, Inc.	404,404	*
5,600	Rackspace Hosting	239,344	*
18,000	Velti PLC	304,380	*
		1,404,521
IT Services (3.4%)
11,900	Echo Global Logistics	211,225	*
10,600	ServiceSource International	235,532	*
4,400	Wright Express	229,108	*
		675,865

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Leisure Equipment & Products (1.0%)
9,900	Brunswick Corp.	$201,960
Machinery (3.0%)
9,000	Actuant Corp. Class A	241,470
5,000	Altra Holdings	119,950	*
6,975	Gorman-Rupp	229,756
		591,176
Media (1.4%)
15,500	MDC Partners Class A	279,930
Metals & Mining (3.1%)
12,500	Globe Specialty Metals	280,250
13,800	Worthington Industries	318,780
		599,030
Oil, Gas & Consumable Fuels (3.5%)
2,000	Berry Petroleum Class A	106,260
7,300	Brigham Exploration	218,489	*
7,000	Rosetta Resources	360,780	*
		685,529
Pharmaceuticals (1.5%)
7,900	Medicis Pharmaceutical Class A	301,543
Road & Rail (1.4%)
7,500	Old Dominion Freight Line	279,750	*
Semiconductors & Semiconductor Equipment (1.3%)
5,900	Cavium Inc.	257,181	*
Software (11.2%)
700	BroadSoft Inc.	26,691	*
9,800	Fortinet Inc.	267,442	*
7,300	Kenexa Corp.	175,054	*
7,200	QLIK Technologies	245,232	*
10,100	SS&C Technologies Holdings	200,687	*
6,100	Taleo Corp. Class A	225,883	*
12,800	TIBCO Software	371,456	*
12,800	Ultimate Software Group	696,704	*
		2,209,149
Specialty Retail (7.5%)
5,900	GNC Acquisition Holdings Class A	128,679	*
7,000	Hibbett Sports	284,970	*
19,500	Sally Beauty Holdings	333,450	*
6,600	Tractor Supply	441,408
6,300	Vitamin Shoppe	288,288	*
		1,476,795

NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (1.2%)
2,700	Deckers Outdoor	$237,978	*
Trading Companies & Distributors (2.5%)
6,900	Kaman Corp.	244,743
3,800	MSC Industrial Direct Class A	251,978
		496,721
	Total Common Stocks (Cost $16,545,675)	19,746,703
Short-Term Investments (1.6%)
308,899	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $308,899)	308,899
	Total Investments (101.9%) (Cost $16,854,574)	20,055,602	##
	Liabilities, less cash, receivables and other assets [(1.9%)]	(368,048)
	Total Net Assets (100.0%)	$19,687,554

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

8

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$19,746,703	$—	$—	$19,746,703
Short-Term Investments	—	308,899	—	308,899
Total Investments	$19,746,703	$308,899	$—	$20,055,602

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $16,996,748. Gross unrealized appreciation of investments was $3,143,999 and gross unrealized depreciation of investments was $85,145, resulting in net unrealized appreciation of $3,058,854, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$20,055,602
Dividends and interest receivable	2,583
Receivable for securities sold	291,294
Receivable for Fund shares sold	18,501
Receivable from Management—net (Note B)	6,841
Prepaid expenses and other assets	498
Total Assets	20,375,319
Liabilities
Payable for securities purchased	628,940
Payable for Fund shares redeemed	10,024
Payable to investment manager (Note B)	14,504
Accrued expenses and other payables	34,297
Total Liabilities	687,765
Net Assets at value	$19,687,554
Net Assets consist of:
Paid-in capital	$20,916,593
Undistributed net investment income (loss)	(123,740)
Accumulated net realized gains (losses) on investments	(4,306,327)
Net unrealized appreciation (depreciation) in value of investments	3,201,028
Net Assets at value	$19,687,554
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,446,092
Net Asset Value, offering and redemption price per share	$13.61
* Cost of Investments:
Unaffiliated issuers	$16,854,574

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$24,226
Interest income—unaffiliated issuers	656
Foreign taxes withheld	(481)
Total income	$24,401
Expenses:
Investment management fees (Note B)	89,942
Administration fees (Note B)	31,744
Distribution fees (Note B)	26,453
Audit fees	20,809
Custodian fees (Note A)	10,146
Insurance expense	638
Legal fees	5,689
Shareholder reports	10,100
Trustees' fees and expenses	27,273
Miscellaneous	1,788
Total expenses	224,582
Expenses reimbursed by Management (Note B)	(76,438)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(3)
Total net expenses	148,141
Net investment income (loss)	$(123,740)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,663,230
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(791,579)
Net gain (loss) on investments	1,871,651
Net increase (decrease) in net assets resulting from operations	$1,747,911

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(123,740)	$(182,947)
Net realized gain (loss) on investments	2,663,230	2,393,863
Change in net unrealized appreciation (depreciation) of investments	(791,579)	424,741
Net increase (decrease) in net assets resulting from operations	1,747,911	2,635,657
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,519,031	10,057,048
Payments for shares redeemed	(13,562,744)	(7,722,546)
Net increase (decrease) from Fund share transactions	(3,043,713)	2,334,502
Net Increase (Decrease) in Net Assets	(1,295,802)	4,970,159
Net Assets:
Beginning of period	20,983,356	16,013,197
End of period	$19,687,554	$20,983,356
Undistributed net investment income (loss) at end of period	$(123,740)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Small Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $440.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to

13

differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$3,884,277	$(6,861,227)	$(2,976,950)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of these losses to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$2,819,425	$4,041,802

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $2,154,792.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the

14
]

complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $3.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year could have been more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2014 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes,

15

brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2011, such excess expenses amounted to $76,438. The Fund has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2011	2012	2013	2014	Total
$129,472	$142,078	$137,598	$76,438	$485,586

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $25,728,826 and $26,593,167, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Shares Sold	790,203	891,181
Shares Redeemed	(1,055,240)	(742,695)
Total	(265,037)	148,486

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate

16

plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.26		$10.25	$8.35	$14.50	$14.53	$14.16
Income From Investment Operations:
Net Investment Income (Loss)‡	(.08)		(.12)	(.09)	(.11)	(.06)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	1.43		2.13	1.99	(5.60)§§	.14	.79
Total From Investment Operations	1.35		2.01	1.90	(5.71)	.08	.74
Less Distributions From:
Net Capital Gains	—		—	—	(.44)	(.11)	(.37)
Tax Return of Capital	—		—	—	(.00)	—	—
Total Distributions	—		—	—	(.44)	(.11)	(.37)
Net Asset Value, End of Period	$13.61		$12.26	$10.25	$8.35	$14.50	$14.53
Total Return††	11.01	%**	19.61%	22.75%	(39.47)%	.52%	5.25%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.7		$21.0	$16.0	$12.6	$26.7	$24.2
Ratio of Gross Expenses to Average Net Assets#	1.40	%*	1.40%	1.42%	1.43%	1.40%	1.40%
Ratio of Net Expenses to Average Net Assets§	1.40	%*	1.40%	1.42%	1.42%	1.39%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.17	)%*	(1.15)%	(1.08)%	(.92)%	(.42)%	(.33)%
Portfolio Turnover Rate	125	%**	243%	300%	323%	38%	30%

See Notes to Financial Highlights

18

Notes to Financial Highlights Small Cap Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2011	2010	2009	2008	2007	2006
2.12%	2.27%	2.46%	1.97%	1.87%	2.00%

§§  Included in this net loss is a voluntary reimbursement from Management for brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust
Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2011

B0738 08/11

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I provided a 6.26% return for the six months ended June 30, 2011, outperforming its benchmark, the S&P 500 Index, which returned 6.02% for the period. Returns for the Porfolio's Class I and Class S shares are provided on page 3.

While there has been evidence of solid underlying economic momentum over the past six months, it has been counterbalanced in the markets primarily by the unprecedented and persistent debt problems experienced among several OECD (Organization for Economic Co-Operation and Development) nations. The period saw a strong start on fourth quarter 2010 economic momentum bolstered by the enormous stimulus of the federal government's compromise tax package in December. Volatility increased during the reporting period, however, as factors including the "second act" in the Greek debt crisis, the earthquake in Japan and its aftermath, and the potential for serious consequences from political posturing around the U.S. debt ceiling slowed growth and depressed investor sentiment. Additionally, early commodity price increases pinched consumers' purchasing power, diluting any positive effect from the payroll tax cut.

In our view, however, uncertainty as to how the global debt problem will ultimately be resolved is the key factor currently holding back the market, as consumers, businesses and investors react quickly and conservatively to headlines. We believe swings in sentiment could meaningfully slow the economy by affecting business and consumer spending as well as production and hiring decisions. Still, during prior periods where there has been an absence of debt-related news, the underlying strength of the economy has shown through.

As for the Portfolio, it outperformed its benchmark from the start of the year through the market's late April peak, then more closely tracked the index as sentiment worsened and investors became less discriminating. For some time the Portfolio has been positioned for a slow growth environment. Our focus has been on "best in class" companies with solid fundamentals, demonstrating resiliency in a challenging environment. We have continued to capitalize on market volatility by building positions in companies at what we consider to have very good valuations.

The Portfolio's strongest sector this period was Information Technology, with long-term semiconductor holding Altera among top performers. Altera continues to see revenue momentum driven by a secular trend favoring programmable semiconductor chips. While we've trimmed our position somewhat, Altera remains a meaningful holding.

In Health Care, Industrials and Materials, we avoided deep cyclical names in favor of more stable companies that weathered the downturn well, buying them at deep discounts during the late 2009 and early 2010 cyclical rally. This positioning was beneficial during the weaker second quarter, with consumables-oriented Health Care businesses like Covidien significantly outperforming the benchmark, and Praxair, a Materials name, holding up well against more cyclical areas.

The Portfolio's Energy holdings underperformed the corresponding index sector components, as fairly stable integrated energy names took the lead over the higher growth potential natural gas-focused names that we prefer. Our holdings performed in line with the benchmark during the stronger first quarter, but underperformed more recently as the economy appeared to slow and the price of crude declined. For the full period, Newfield Exploration was a disappointment. We continue to hold Newfield, which we believe is a well-run company with the potential for double-digit production growth over the next several years.

Target, a purchase we began making early this year at what we think was a great valuation, also underperformed. Target has undertaken several initiatives that have the potential to materially accelerate same store sales growth—and while we saw positive same store comparables, they were modestly below expectations, likely due to declining consumer sentiment and fuel and food price inflation. We continue to consider Target a great value.

Consistent with our practice since the financial crisis, we have used temporary price weakness to add to existing positions this period. We were also able to introduce Google to the portfolio on a decline triggered by disappointment over the company's decision to sacrifice near term earnings to invest for future growth. We are very constructive on our outlook for Google since we believe it is a financially strong business with strong secular fundamentals, positioned to grow in a

1

challenging growth environment, and potentially offers a degree of pricing protection against an eventual rise in inflation. Google's sustainability initiatives include using clean energy to power its data centers and setting high standards for workplace practices and employee satisfaction. Google has ranked among the top five of Fortune's "100 Best Companies to Work For" list for several years running.

We find current equity valuations very compelling, reflecting the fundamental uncertainty created by the debt overhang. With little differentiation between traditional growth and value stocks, we have the ability to buy good quality, growing businesses at very attractive valuations, which we believe should be beneficial for the Portfolio.

Looking ahead, we believe that the coming months may be similar to the recent past. While we believe the near-term direction of the markets will likely be punctuated by headline-driven volatility, our anticipation of a slow growth recovery over the intermediate to longer term remains. We think that corporations are financially strong, earnings have been resilient, and inventories are low and, in our view, will need to be restocked. In the environment we foresee, fundamentals-based equity research and stock picking skills should continue to be able to add relative value. In our opinion, this type of market plays to our strengths.

Sincerely,

Arthur Moretti and Ingrid Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Portfolio's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Portfolio's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Portfolio are subject to change. The AMT Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up a significant portion of the Portfolio's total assets.

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	8.1%
Consumer Staples	10.6
Energy	12.8
Financials	12.0
Health Care	14.9
Industrials	14.5
Information Technology	20.9
Materials	3.0
Short-Term Investments	3.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2011
	Date	06/30/2011	1 Year	5 Years	10 Years	Life of Fund*
Socially Responsive Portfolio Class I	02/18/1999	6.26%	31.19%	4.76%	5.89%	5.46%
Socially Responsive Portfolio Class S2	05/01/2006	6.24%	31.07%	4.65%	5.84%	5.42%
S&P 500 Index3		6.02%	30.69%	2.94%	2.72%	2.43%

Performance data quoted represent past performance, which is no guarantee  of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 02/18/1999.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.08% and 1.34% for Class I and Class S shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 1.18% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2014 for Class I and Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in securities not included in the above-described index and may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2011 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/11 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period* 1/1/11 – 6/30/11	Expense Ratio
Class I	$1,000.00	$1,062.60	$5.42	1.06%
Class S	$1,000.00	$1,062.40	$5.98	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.54	$5.31	1.06%
Class S	$1,000.00	$1,018.99	$5.86	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (95.7%)
Capital Markets (8.5%)
174,560	Bank of New York Mellon	$4,472,227
24,620	BlackRock, Inc.	4,722,362
383,424	Charles Schwab	6,307,325
		15,501,914
Commercial Services & Supplies (2.3%)
158,135	Herman Miller	4,304,435
Electronic Equipment, Instruments & Components (4.9%)
73,205	Anixter International	4,783,215
141,245	National Instruments	4,193,564
		8,976,779
Food & Staples Retailing (2.1%)
46,910	Costco Wholesale	3,810,968
Food Products (4.4%)
35,740	J.M. Smucker	2,731,966
108,330	McCormick & Company	5,369,918
		8,101,884
Health Care Equipment & Supplies (6.1%)
64,060	Becton, Dickinson & Co.	5,520,050
107,940	Covidien PLC	5,745,646
		11,265,696
Household Products (4.0%)
114,215	Procter & Gamble	7,260,648
Industrial Conglomerates (7.3%)
148,735	Danaher Corp.	7,881,468
57,845	3M Co.	5,486,598
		13,368,066
Industrial Gases (2.0%)
34,505	Praxair, Inc.	3,739,997
Insurance (3.5%)
296,350	Progressive Corp.	6,335,963
Internet Software & Services (6.1%)
11,540	Google Inc. Class A	5,843,625	*
358,295	Yahoo! Inc.	5,388,757	*
		11,232,382
IT Services (2.8%)
17,015	MasterCard, Inc. Class A	5,127,300

NUMBER OF SHARES		VALUE†
Media (4.9%)
153,497	Comcast Corp. Class A Special	$3,719,232
109,155	Scripps Networks Interactive Class A	5,335,497
		9,054,729
Multiline Retail (3.1%)
120,770	Target Corp.	5,665,321
Oil, Gas & Consumable Fuels (12.7%)
334,822	BG Group PLC	7,598,453
44,725	Cimarex Energy	4,021,672
119,180	Newfield Exploration	8,106,623	*
39,890	Noble Energy	3,575,341
		23,302,089
Pharmaceuticals (8.6%)
113,510	Hospira, Inc.	6,431,477	*
28,616	Novo Nordisk A/S ADR	3,585,012
34,458	Roche Holding AG	5,766,566
		15,783,055
Professional Services (1.1%)
80,955	ICF International	2,054,638	*
Road & Rail (1.6%)
36,325	Canadian National Railway	2,902,368
Semiconductors & Semiconductor Equipment (6.8%)
113,370	Altera Corp.	5,254,699
222,065	Texas Instruments	7,290,394
		12,545,093
Specialty Chemicals (0.9%)
9,885	Novozymes A/S Class B	1,608,614
Trading Companies & Distributors (2.0%)
23,550	W.W. Grainger	3,618,457
	Total Common Stocks (Cost $143,018,072)	175,560,396
Short-Term Investments (3.1%)
5,628,754	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,628,754)	5,628,754

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
Certificates of Deposit (0.1%)
$200,000	Self Help Credit Union,	$200,000	#
	1.00%, due 7/29/11
	(Cost $200,000)
	Total Investments (98.9%) (Cost $148,846,826)	181,389,150	##
	Cash, receivables and other assets, less liabilities (1.1%)	1,975,009
	Total Net Assets (100.0%)	$183,364,159

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share. Certificates of Deposit are valued at amortized cost.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The

See Notes to Financial Statements

8

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2011:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$175,560,396	$—	$—	$175,560,396
Short-Term Investments	—	5,628,754	—	5,628,754
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$175,560,396	$5,828,754	$—	$181,389,150

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

#  At cost, which approximates market value.

##  At June 30, 2011, the cost of investments for U.S. federal income tax purposes was $149,309,485. Gross unrealized appreciation of investments was $35,042,169 and gross unrealized depreciation of investments was $2,962,504, resulting in net unrealized appreciation of $32,079,665, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$181,389,150
Cash	10,376
Dividends and interest receivable	58,027
Receivable for Fund shares sold	3,405,688
Prepaid expenses and other assets	3,432
Total Assets	184,866,673
Liabilities
Due to custodian	46
Payable for securities purchased	1,213,039
Payable for Fund shares redeemed	73,596
Payable to investment manager (Note B)	79,161
Payable to administrator—net (Note B)	47,538
Accrued expenses and other payables	89,134
Total Liabilities	1,502,514
Net Assets at value	$183,364,159
Net Assets consist of:
Paid-in capital	$171,644,894
Undistributed net investment income (loss)	830,467
Accumulated net realized gains (losses) on investments	(21,658,533)
Net unrealized appreciation (depreciation) in value of investments	32,547,331
Net Assets at value	$183,364,159
Net Assets
Class I	$104,312,220
Class S	79,051,939
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,604,318
Class S	4,995,090
Net Asset Value, offering and redemption price per share
Class I	$15.79
Class S	15.83
* Cost of Investments:
Unaffiliated issuers	$148,846,826

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,265,459
Interest income—unaffiliated issuers	1,275
Foreign taxes withheld	(49,000)
Total income	$1,217,734
Expenses:
Investment management fees (Note B)	467,197
Administration fees (Note B):
Class I	140,810
Class S	114,024
Distribution fees (Note B):
Class S	95,020
Audit fees	20,809
Custodian fees (Note A)	36,500
Insurance expense	5,437
Legal fees	40,440
Shareholder reports	42,325
Trustees' fees and expenses	27,273
Miscellaneous	4,662
Total expenses	994,497
Expenses reimbursed by Management (Note B)	(52,472)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(9)
Total net expenses	942,016
Net investment income (loss)	$275,718
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,977,759
Foreign currency	(9,170)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,676,726
Foreign currency	4,809
Net gain (loss) on investments	9,650,124
Net increase (decrease) in net assets resulting from operations	$9,925,842

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$275,718	$557,687
Net realized gain (loss) on investments	3,968,589	3,674,922
Change in net unrealized appreciation (depreciation) of investments	5,681,535	22,860,236
Net increase (decrease) in net assets resulting from operations	9,925,842	27,092,845
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(24,642)
Class S	—	(13,035)
Total distributions to shareholders	—	(37,677)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	22,497,093	24,146,233
Class S	7,376,522	13,662,499
Proceeds from reinvestment of dividends and distributions:
Class I	—	24,642
Class S	—	13,035
Payments for shares redeemed:
Class I	(6,750,719)	(19,380,091)
Class S	(5,803,243)	(12,122,302)
Net increase (decrease) from Fund share transactions	17,319,653	6,344,016
Net Increase (Decrease) in Net Assets	27,245,495	33,399,184
Net Assets:
Beginning of period	156,118,664	122,719,480
End of period	$183,364,159	$156,118,664
Undistributed net investment income (loss) at end of period	$830,467	$554,749

See Notes to Financial Statements

12

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2011 was $154,698.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of June 30, 2011, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$37,677	$2,219,365	$—	$—	$37,677	$2,219,365

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$554,749	$—	$26,404,118	$(25,165,444)	$1,793,423

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at December 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$6,188,313	$18,977,131

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $1,873,208.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2011, the impact of this arrangement was a reduction of expenses of $9.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to

15

this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2011
Class I	1.30%	12/31/14	$—
Class S	1.17%	12/31/14	52,472

(1)   Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2017 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2011, there was no repayment to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2011, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2011	2012	2013	2014	Total
Class S	$71,032	$117,793	$99,087	$52,472	$340,384

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

16

Note C—Securities Transactions:

During the six months ended June 30, 2011, there were purchase and sale transactions (excluding short-term securities) of $29,193,060 and $12,614,280, respectively.

During the six months ended June 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2011 and for the year ended December 31, 2010 was as follows:

For the Six Months Ended June 30, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,435,583	—	(431,910)	1,003,673
Class S	470,516	—	(369,777)	100,739

For the Year Ended December 31, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,798,275	1,811	(1,532,598)	267,488
Class S	1,037,001	956	(938,668)	99,289

Note E—Line of Credit:

At June 30, 2011, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2011. During the six months ended June 30, 2011, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$14.86		$12.10	$9.39	$17.91	$16.71	$14.91
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.06	.01	.11	.12	.05
Net Gains or Losses on Securities (both realized and unrealized)	.90		2.70	2.93	(7.13)	1.16	1.98
Total From Investment Operations	.93		2.76	2.94	(7.02)	1.28	2.03
Less Distributions From:
Net Investment Income	—		(.00)	(.23)	(.34)	(.02)	(.03)
Net Capital Gains	—		—	—	(1.16)	(.06)	(.20)
Total Distributions	—		(.00)	(.23)	(1.50)	(.08)	(.23)
Net Asset Value, End of Period	$15.79		$14.86	$12.10	$9.39	$17.91	$16.71
Total Return††	6.26	%**	22.85%	31.43%	(39.44)%	7.61%	13.70%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$104.3		$83.2	$64.5	$51.6	$557.9	$262.6
Ratio of Gross Expenses to Average Net Assets#	1.06	%*	1.08%	1.15%	.92%	.92%	1.07%
Ratio of Net Expenses to Average Net Assets	1.06	%*	1.08%	1.15%	.92%	.91%	1.06%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.36	%*	.48%	.06%	.70%	.65%	.33%
Portfolio Turnover Rate	8	%**	41%	34%	41%	26%	56%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,				Period from May 1, 2006^ to December 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$14.90		$12.14	$9.41	$17.86	$16.69	$15.59
Income From Investment Operations:
Net Investment Income (Loss)‡	.02		.05	.00	.06	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	.91		2.71	2.94	(7.06)	1.17	1.08
Total From Investment Operations	.93		2.76	2.94	(7.00)	1.23	1.10
Less Distributions From:
Net Investment Income	—		(.00)	(.21)	(.29)	(.00)	—
Net Capital Gains	—		—	—	(1.16)	(.06)	—
Total Distributions	—		(.00)	(.21)	(1.45)	(.06)	—
Net Asset Value, End of Period	$15.83		$14.90	$12.14	$9.41	$17.86	$16.69
Total Return††	6.24	%**	22.76%	31.31%	(39.43)%	7.37%	7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$79.1		$72.9	$58.2	$50.1	$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.17%	1.18%	1.17%	1.17%	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.17	%*	1.17%	1.18%	1.17%	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.28	%*	.39%	.05%	.40%	.37%	.16	%*
Portfolio Turnover Rate	8	%**	41%	34%	41%	26%	56	%Ø

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Socially Responsive Portfolio Class S	1.31%	1.33%	1.40%	1.26%	—	1.18	%(1)

(1)  Period from May 1, 2006 to December 31, 2006.

After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006
Socially Responsive Portfolio Class I	—	.97%
Socially Responsive Portfolio Class S	1.16%	—

^  The date investment operations commenced.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

21

ITEM 2.          CODE OF ETHICS.

Not applicable.  Only required in an annual report.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  Only required in an annual report.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  Only required in an annual report.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.         SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.      CONTROLS AND PROCEDURES.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a)           (1)  Not applicable.  Only required in an annual report.

(2)  The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3)  Not applicable.

(b)
The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Robert Conti
Robert Conti, Chief Executive Officer

Date: September 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: September 9, 2011

By:	/s/ John M. McGovern
Treasurer, Principal Financial
and Accounting Officer

Date: September 9, 2011